Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 2 of 136

Exhibit 10.2

EXECUTION COPY

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

JOANNE WITCHKO, Derivatively on Behalf of Nominal Defendant AMERICAN REALTY CAPITAL PROPERTIES, INC., Plaintiff, v. NICHOLAS S. SCHORSCH, et al., Defendants, -and- AMERICAN REALTY CAPITAL PROPERTIES, INC., Nominal Defendant.	Lead Case No. 1:15-cv-06043-AKH (Consolidated with Case No. 1:15-cv-08563-AKH)

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement dated September 27, 2019 (the "Stipulation") is made and entered into by and among the following Settling Parties (as defined herein), each by and through their respective counsel: (i) plaintiffs to the above-captioned consolidated stockholder derivative action (the "Action"), Joanne Witchko ("Witchko"), Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust (together, "Plaintiffs"), each acting derivatively on behalf of American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) ("VEREIT" or the "Company"); (ii) defendants Nicholas S. Schorsch ("Schorsch"); Brian S. Block ("Block"); David Kay; Lisa P. McAlister ("McAlister"); Scott J. Bowman; Peter M. Budko; Brian D. Jones; William M. Kahane ("Kahane"); Edward M. Weil ("Weil"); Lisa Beeson; Scott P. Sealy Sr.; Thomas A. Andruskevich; Leslie D. Michelson; Edward

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 3 of 136 EXECUTION COPY G. Rendell; William G. Stanley; Bruce D. Frank; Grant Thornton LLP (“GT”); AR Capital, LLC; and ARC Properties Advisors, LLC (collectively, the “Non-VEREIT Settling Defendants”); and (iii) nominal defendant VEREIT (together with the Non-VEREIT Settling Defendants, “Defendants”). This Stipulation, subject to the approval of the United States District Court for the Southern District of New York (the “Court”), is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims, the Defendant Parties’ Released Claims, and the NVSD Released Claims (each as defined herein) and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth herein, and without any admission or concession as to the merits of any of the Settling Parties’ claims or defenses. I. INTRODUCTION A. Background of the Action VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the United States. Plaintiffs have alleged or believe that they have grounds to allege that the Non-VEREIT Settling Defendants breached their fiduciary duties or other obligations or duties owed to VEREIT. On November 17, 2014, plaintiff Witchko served a litigation demand pursuant to Maryland law on the Board of Directors of VEREIT (the “Board”) asking the Board to investigate alleged wrongdoing by certain of the Non-VEREIT Settling Defendants and sue the alleged wrongdoers for violation of their fiduciary duties under Maryland law. On June 18, 2015, the Board refused the demand. On July 31, 2015, plaintiff Witchko, derivatively on behalf of VEREIT, filed a verified stockholder derivative complaint in the Court, initiating the Action. 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 4 of 136 EXECUTION COPY On October 30, 2015, plaintiffs Thomas Serafin, Michele Graham Turner 1995 Revocable Trust, Jeffrey Turner as Trustee, and Edward L. Froehner, derivatively on behalf of VEREIT, filed a verified stockholder derivative complaint in the Court, initiating the action captioned Serafin, et al. v. Schorsch, et al., No. 1:15-cv-08563 (the “Serafin Action”). On December 15, 2015, the Court entered an order consolidating the Action and the Serafin Action for all purposes and appointing Harwood Feffer LLP, now Glancy Prongay & Murray LLP, to lead the litigation of the Derivative Action on behalf of the Plaintiffs. On January 5, 2016, Plaintiffs designated the complaint in the Action as the operative complaint. On February 12, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed a motion to dismiss the Action pursuant to Fed. R. Civ. P. 23.1 for failure to sufficiently allege improper refusal of demand, and under Fed. R. Civ. P. 12(b)(6) for failure to state a claim. On March 15, 2016, Plaintiffs filed a memorandum of law in opposition to the motion to dismiss. On April 5, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed a reply memorandum of law in further support of their motion to dismiss the Action. On June 2, 2016, the Court held oral argument on the motion to dismiss. On June 9, 2016, the Court entered an order denying the motion to dismiss pursuant to Fed. R. Civ. P. 23.1 because the operative complaint sufficiently alleged that plaintiff Witchko’s demand had been improperly denied, and granting with leave to amend the motion to dismiss pursuant to Rule 12(b)(6) because the operative complaint failed to state certain claims. On June 30, 2016, Plaintiffs, derivatively on behalf of VEREIT, filed an amended verified stockholder derivative complaint in the Court (the “Amended Complaint”). 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 5 of 136 EXECUTION COPY On July 11, 2016 and July 25, 2016, Kahane, Weil, Schorsch, Block, and McAlister filed notices of interlocutory appeal of the Court’s order granting in part and denying in part the motion to dismiss (the “Appeals”). On July 20, 2016, Plaintiffs moved to dismiss the Appeals for lack of appellate jurisdiction. On July 22, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed answers to the Amended Complaint. On August 1, 2016, Kahane and Weil filed their opposition to Plaintiffs’ motion to dismiss the Appeals for lack of appellate jurisdiction. On August 8, 2016, Plaintiffs filed their replies in further support of their motion to dismiss the Appeals. On August 11, 2016, in the Appeals, Kahane and Weil filed a motion for leave to file a sur- reply or, in the alternative, strike, and sur-reply to Plaintiffs’ motion to dismiss. On August 12, 2016, in the Appeals, Plaintiffs filed an opposition to Kahane and Weil’s motion for leave to file the sur-reply or strike. On September 1, 2016, VEREIT filed a motion to stay the Action. On September 8, 2016, the Court entered an order denying VEREIT’s motion to stay the Action. On September 16, 2016, document discovery commenced in the Action, the consolidated class actions pending before the Court, captioned In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc-00040-AKH (S.D.N.Y.) (the “Class Action”), and the then- pending Direct Actions (defined herein) arising from substantially the same facts (together, the “Coordinated Actions”). Discovery in the Action was thereafter coordinated for all purposes with discovery in the Class Action. 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 6 of 136 EXECUTION COPY During document discovery, over seventy parties and non-parties, including each of the Non-VEREIT Settling Defendants, cumulatively produced more than 846,000 documents totaling several million pages. On November 15, 2016, the United States Court of Appeals for the Second Circuit entered an order dismissing the Appeals for lack of jurisdiction. On January 20, 2017, the office of the U.S. Attorney for the Southern District of New York (the “Government”) moved to stay the Action and the Coordinated Actions until the conclusion of Block’s criminal trial, scheduled for the summer of 2017. On January 25, 2017, the Court denied the Government’s stay motion. On May 11, 2017, the Government renewed its motion for a partial stay of discovery until completion of Block’s criminal trial. On May 15, 2017, the Court again denied the Government’s request for a partial stay of discovery. On May 31, 2017, document discovery in the Action and the then-pending Coordinated Actions concluded. On January 22, 2018, fact witness depositions in the Action and the then-pending Coordinated Actions commenced. Between January 22, 2018 and December 18, 2018, Plaintiffs’ Counsel attended thirty-four fact depositions of witnesses, including each individual Non-VEREIT Settling Defendant, ex- VEREIT employees, former VEREIT directors, former VEREIT officers, current and former employees of Grant Thornton, and third parties. During the depositions, Plaintiffs’ Counsel conducted non-duplicative examinations of thirty-one of the deponents regarding related-party 5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 7 of 136 EXECUTION COPY transactions, executive compensation payments, and corporate governance allegations at issue in the Action. On February 8, 2019, Plaintiffs filed motions for summary judgment against Block and McAlister. The same day, several of the Non-VEREIT Settling Defendants filed summary judgment motions against Plaintiffs. On March 15, 2019, the parties filed their oppositions to the motions for summary judgment. On April 5, 2019, the parties filed replies in support of their motions for summary judgment. On May 10, 2019, the Court entered an order denying the motions for summary judgment in the Action without prejudice to renewal. B. Settlement Negotiations In March 2017, certain of the parties conducted a mediation session with the Honorable Layn R. Phillips, United States District Judge (Ret.), an experienced mediator of complex disputes. In advance of the mediation session, Plaintiffs retained a forensic accounting expert who prepared a report on damages in the derivative action. Plaintiffs state that, based in part on the expert’s report, Plaintiffs submitted a confidential mediation statement to Judge Phillips. The first mediation session failed to produce a settlement, although the parties expended significant time and effort preparing for and attending the two-day mediation. On July 16, 2019, Plaintiffs’ Counsel met with VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel. Plaintiffs’ Counsel made a detailed presentation regarding the claims alleged in the Action and Plaintiffs’ calculation of damages. During the meeting, Plaintiffs’ 6

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 8 of 136 EXECUTION COPY Counsel answered questions from VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel regarding particular theories of harm and the calculation of damages. On August 15, 2019, Plaintiffs’ Counsel, VEREIT’s counsel, certain of the Non-VEREIT Settling Defendants’ counsel, and counsel for the lead plaintiff in the Class Action held a mediation session with Judge Phillips at the office of VEREIT’s counsel. Certain of the Settling Parties thereafter engaged in further extensive negotiations that included numerous email exchanges and telephonic conferences. On August 19, 2019, the Plaintiffs met for a second time with VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel. Over the following weeks, the parties engaged in extensive, arm’s-length negotiations regarding the terms of a potential resolution of the Action. On September 8, 2019, the Settling Parties signed and entered into a binding Memorandum of Understanding setting forth certain key terms of the Settlement. II. PLAINTIFFS’ CLAIMS AND STATEMENT OF SETTLEMENT BENEFITS Plaintiffs believe that the Released Claims have substantial merit. Nonetheless, Plaintiffs acknowledge the expense and delay of continued proceedings necessary to prosecute the claims through trial and appeal. Plaintiffs have also considered the uncertain outcome inherent in any litigation, especially complex actions such as the Action, as well as the delay and difficulties of such litigation. Plaintiffs were also mindful of the onerous burdens of proof under, and possible defenses to, the claims asserted. Based upon (i) investigation into and evaluation of the facts and laws relating to the claims released herein and alleged in the Derivative Actions, (ii) factual information to which Plaintiffs and Plaintiffs’ Counsel had access prior to the execution of this Stipulation, (iii) the contribution of two hundred eighty six million five hundred thousand dollars ($286,500,000) by the Non- 7

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 9 of 136 EXECUTION COPY VEREIT Settling Defendants as part of the global settlement of the claims in the Derivative Actions and the Class Action, (iv) the Supplementary Agreements that preserve VEREIT’s control over the settlement contributions by the Non-VEREIT Settling Defendants even if the Settlement is overturned on appeal, (v) investigations, document review and depositions conducted during the pendency of the Action, (vi) admissions made by and judgments obtained against certain of the Non-VEREIT Settling Defendants, (vii) legal analysis and briefing submitted by Plaintiffs and subsequent orders entered by the Court, (viii) advice provided by the Plaintiffs’ various consultants and experts, including forensic accountants and individuals with expertise in corporate governance issues, (ix) mediation sessions with Judge Phillips, and (x) Plaintiffs’ and Plaintiffs’ Counsel’s determination (subject to the final approval by the Court) that the terms of the proposed Settlement as set out in this Stipulation are fair, reasonable and adequate and in the best interests of VEREIT and Current VEREIT Stockholders, Plaintiffs have agreed to settle the Derivative Actions (as defined herein) and to release the Released Claims pursuant to the terms of this Stipulation. III. THE BENEFIT OF SETTLEMENT TO VEREIT VEREIT has determined that the Settlement confers substantial benefits upon VEREIT and Current VEREIT Stockholders because, for among other reasons, the Settlement reduces the amount VEREIT is paying to settle the Class Action which in fact made the Settlement possible, eliminates the risk of adverse judgments at trial, puts an end to timing uncertainties, and removes the burdens and costs of the Derivative Actions and the Class Action. VEREIT’s alleged and/or potential claims against the AR Capital Parties (as defined herein), Block and GT that were the subject of the Derivative Actions, and the defenses that could be asserted with respect to such claims, as well as the potential counterclaims that could be brought against VEREIT by, in particular, GT, were a central issue in the negotiations over the amounts that the AR Capital Parties, Block and GT would contribute to the global settlement of the claims 8

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 10 of 136 EXECUTION COPY that have been asserted or could have been asserted in the Derivative Actions and the Class Action. VEREIT believes the claims being pursued in the Derivative Actions had significant value to VEREIT and that those claims were a substantial factor behind the willingness of the AR Capital Parties, Block and GT to make the settlement payments that they agreed to make. The AR Capital Parties, Block and GT made clear throughout the settlement negotiations that but for resolution of VEREIT’s claims at issue in the Derivative Actions, they would not agree to any contribution to the Class Settlement (as defined herein), and that GT would not agree to provide VEREIT with a release as to counterclaims GT intended to assert against VEREIT in the Derivative Actions. Without those contributions, VEREIT would have been required to make a substantially larger payment to settle the Class Action, and may not, in fact, have been able to reach resolution. In addition, without the release from GT, VEREIT would continue to bear litigation risk, which VEREIT sought to finally and fully resolve through the global settlement. Consistent with the foregoing, VEREIT believes that the claims at issue in the Derivative Actions played a significant role in securing the settlement contributions from the AR Capital Parties, Block and GT, as well as the releases, which VEREIT believes are in the best interest of VEREIT. As to the Non-VEREIT Settling Defendants other than the AR Capital Parties, Block and GT, VEREIT determined that the Settlement confers substantial benefits upon VEREIT and Current VEREIT Stockholders because of the substantial cost of continued litigation and trial, the risks associated with the outcome of a trial and appeal, and the risk of uncollectable judgments in the event of a judgment favorable to VEREIT. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Non-VEREIT Settling Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Derivative Actions, and affirm that they have acted properly, lawfully, and in full accord with their fiduciary duties, to the extent they owed any 9

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 11 of 136 EXECUTION COPY such duties to VEREIT, and other legal obligations, at all times. Further, the Non-VEREIT Settling Defendants have denied expressly, and continue to deny, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions, and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to VEREIT or its stockholders, or any wrongdoing whatsoever. Had the terms of this Stipulation not been reached, the Non-VEREIT Settling Defendants would have continued to contest vigorously the allegations in the Derivative Actions, and the Non-VEREIT Settling Defendants maintain that they had and have meritorious defenses to all claims alleged or claims that could have been alleged in the Derivative Actions, as well as counterclaims against VEREIT they believe to be meritorious. Without admitting the validity of any of the claims that have been asserted in the Derivative Actions, or any liability with respect thereto, the Non-VEREIT Settling Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. The Non-VEREIT Settling Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Derivative Actions.1 Neither this Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) is, may be construed as, or may be used as an admission of, or evidence of, the truth or validity of any of the Released Claims, of any claims or allegations made in the Derivative Actions, or of any purported acts or omissions by the Non-VEREIT Settling Defendants; (b) is, may be construed as, or may be used as an 1 Notwithstanding the foregoing, McAlister, and only McAlister, acknowledges, as she has at other times in the Action, her plea of guilty to certain offenses in United States v. Lisa McAlister, 16-cr-00653 (S.D.N.Y.), and does not intend anything in the foregoing to be inconsistent with her plea. 10

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 12 of 136 EXECUTION COPY admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Non-VEREIT Settling Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or may be used as an admission of, or evidence of, a concession by any Non-VEREIT Settling Defendant of any infirmity in the defenses or counterclaims that any Non-VEREIT Settling Defendant asserted or could have asserted in the Derivative Actions or otherwise. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiffs, derivatively on behalf of VEREIT, the Non-VEREIT Settling Defendants, and nominal defendant VEREIT, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the benefits flowing to the Settling Parties hereto, the Action and all of the Released Claims shall be fully, finally, and forever compromised, settled, released, discharged, and dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document attached as an exhibit to this Stipulation, the definitions set forth below shall control. 1.1 “Action” means the consolidated stockholder derivative actions captioned as Witchko v. Schorsch, et al., No. 1:15-cv-06043-AKH, currently pending in the United States District Court for the Southern District of New York. 1.2 “Amended Complaint” means the amended verified stockholder derivative complaint filed in the Action on June 30, 2016 by Plaintiff Joanne Witchko, derivatively on behalf of VEREIT. 11

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 13 of 136 EXECUTION COPY 1.3 “Appeals” means the notices of interlocutory appeal of the Court’s order granting in part and denying in part the motion to dismiss filed by Kahane, Weil, Schorsch, Block, and McAlister. 1.4 R C “A apital Parties” means Schorsch, Peter M. Budko, Kahane, Weil, AR Capital, LLC, and ARC Properties Advisors, LLC. 1.5 “AR Capital Parties Settlement, Contribution, and Release Agreement” means the agreement regarding settlement, contribution, and release made and entered into on August 23, 2019, between and among VEREIT; VEREIT Operating Partnership, L.P., formerly known as ARC Properties Operating Partnership, L.P.; Schorsch; Shelley Schorsch; Peter M. Budko; Kahane; Weil; AR Capital, LLC; and ARC Properties Advisors, LLC, attached hereto as Exhibit E. 1.6 “AR Capital Parties Side Letter” means the side agreement entered into on September 8, 2019, between and among VEREIT; Nick S. Schorsch; Shelley Schorsch; Peter M. Budko; Kahane; Weil; AR Capital, LLC; and ARC Properties Advisors, LLC, attached hereto as Exhibit F. 1.7 “Block” means Brian S. Block. 1.8 “Block Side Agreement” means the side agreement entered into between Block and VEREIT on September 7, 2019, attached hereto as Exhibit G. 1.9 “Board” means the Board of Directors of VEREIT. 1.10 “Class Action” means the federal securities class action lawsuit filed in the United States District Court for the Southern District of New York, captioned In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc-00040-AKH. 12

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 14 of 136 EXECUTION COPY 1.11 “Class Settlement” means the settlement of the Class Action pursuant to the terms of a stipulation to be submitted to the Court by the parties in the Class Action contemporaneously herewith. 1.12 “Contribution Claims” means any claims for contribution that VEREIT may have against any of the Non-VEREIT Settling Defendants by virtue of VEREIT’s settlement of the Class Action or settlement with any person or entity that entered into a settlement agreement with or otherwise provided a release to VEREIT relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014, including but not limited to settlement of the Direct Actions. For the avoidance of doubt, Contribution Claims do not include any claims for contribution that VEREIT may acquire in the event this Settlement does not become Final, as provided for in the Class Settlement. 1.13 “Coordinated Actions” means, collectively, the Class Action and the Direct Actions. 1.14 “Court” means the United States District Court for the Southern District of New York. 1.15 “Current VEREIT Stockholders” means, for purposes of this Stipulation, any Person (defined below) who owned VEREIT common stock as of the date of the execution of this Stipulation and who continued to hold their VEREIT common stock as of the date of the Settlement Hearing, and any of their legal representatives, heirs, successors, or assigns, excluding the Non- VEREIT Settling Defendants, current and former officers and directors of VEREIT, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Non-VEREIT Settling Defendants have or had a controlling interest. 13

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 15 of 136 EXECUTION COPY 1.16 “Defendants” means, collectively, the Non-VEREIT Settling Defendants and nominal defendant VEREIT. 1.17 “Defendants’ Counsel” means the respective undersigned counsel for VEREIT and the Non-VEREIT Settling Defendants. 1.18 “Defendant Parties’ Released Claims” means any and all claims, debts, rights, or causes of action or liabilities, including Unknown Claims, that could be asserted in any forum by the Released Persons or the VEREIT Released Persons against Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel that arise out of or relate in any way to the Released Claims or NVSD Released Claims or the institution, prosecution, or settlement of the Derivative Actions. Defendant Parties’ Released Claims shall not include claims to enforce the Settlement; the AR Capital Parties Settlement, Contribution, and Release Agreement; the AR Capital Parties Side Letter; the Block Side Agreement; or the GT Side Agreement. 1.19 “Derivative Actions” means, collectively, the (i) Action; (ii) stockholder derivative action filed in the Circuit Court for Baltimore City, Maryland, captioned Frampton v. Schorsch, et al., No. 24-C-15-006269; (iii) stockholder derivative action filed in the Supreme Court of the State of New York, captioned Fran Kosky Roth IRA v. Schorsch, et al., No. 653093/2016; and (iv) stockholder derivative action filed in the United States District Court for the District of Maryland, captioned Meloche, et al. v. Schorsch, et al., No. 1:16-cv-03366-ELH. 1.20 “Direct Actions” means Archer Capital Master Fund, L.P. et al. v. American Realty Capital Properties, Inc., et al., No. 1:16-cv-05471-AKH (S.D.N.Y.); Atlas Master Fund, Ltd. et al. v. American Realty Capital Properties, Inc., et al., No. 1:16-cv-05475-AKH (S.D.N.Y.); BlackRock ACS US Equity Tracker Fund et al. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv-08464-AKH (S.D.N.Y.); Clearline Capital Partners LP et al. v. American Realty 14

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 16 of 136 EXECUTION COPY Capital Properties, Inc., et al., No. 1:15-cv-08467-AKH (S.D.N.Y.); Cohen & Steers Institutional Realty Shares, Inc. et al. v. American Realty Capital Properties, Inc., et al., No. 1:18-cv-06770- AKH (S.D.N.Y.); Eton Park Fund, L.P. et al. v. American Realty Capital Properties, Inc., et al., No. 1:16-cv-09393-AKH (S.D.N.Y.); Fir Tree Capital Opportunity Master Fund, L.P. et al. v. American Realty Capital Properties, Inc. et al., No. 1:17-cv-04975 (S.D.N.Y.); HG Vora Special Opportunities Master Fund, Ltd. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv- 04107-AKH (S.D.N.Y.); Jet Capital Master Fund, L.P., et al. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv-00307-AKH (S.D.N.Y.); Lakewood Capital Partners, LP v. American Realty Capital Properties, Inc., et al., Index. No. 653676/2019 (N.Y. Sup. Ct.); Pentwater Equity Opportunities Master Fund Ltd. et al. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv-08510-AKH (S.D.N.Y.); PIMCO Funds: PIMCO Diversified Income Fund et al. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv-08466-AKH (S.D.N.Y.); Reliance Standard Life Insurance Company et al. v. American Realty Capital Properties, Inc., et al., No. 1:17-cv-02796-AKH (S.D.N.Y.); Twin Securities, Inc. et al. v. American Realty Capital Properties, Inc., et al., No. 1:15-cv-01291-AKH (S.D.N.Y.); and Vanguard Specialized Funds et al v. VEREIT Incorporated, et al., 2:15-cv-02157-JAS (D. Ariz.). 1.21 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 herein have been met and have occurred. 1.22 “Fee Award” means the monetary compensation to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses, as detailed in ¶¶ 5.1-5.2 of this Stipulation, subject to approval by the Court. 1.23 “Final” means, with respect to any order or Judgment of the Court, that such order or Judgment represents a final and binding determination of all issues within its scope and has not 15

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 17 of 136 EXECUTION COPY been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. Without limitation, an order or Judgment becomes Final when: (a) either no appeal therefrom has been filed and the time has passed for any notice of appeal to be timely filed therefrom; or (b) an appeal has been filed and either (i) the court of appeals has either affirmed the order or Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (ii) a higher court has granted further appellate review and that court has either affirmed the underlying order or judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall include any motion for reconsideration or petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement. Any appeal or proceeding seeking subsequent judicial review pertaining solely to the Fee Award shall not in any way delay, affect, or preclude the time set forth above for the Judgment to become Final, or otherwise preclude the Judgment from becoming Final. 1.24 “Government” means the office of the U.S. Attorney for the Southern District of New York. 1.25 “GPM” means Glancy Prongay & Murray LLP. 1.26 “GT” means Grant Thornton LLP. 1.27 “GT Side Agreement” means the side agreement entered into between GT and VEREIT on September 9, 2019, attached hereto as Exhibit H. 1.28 “Judgment” means the final order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit C. 1.29 “Kahane” means William M. Kahane. 16

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 18 of 136 EXECUTION COPY 1.30 “McAlister” means Lisa P. McAlister. 1.31 “Non-VEREIT Settling Defendants” means, collectively: Nicholas S. Schorsch; Brian S. Block; David Kay; McAlister; Scott J. Bowman; Peter M. Budko; Brian D. Jones; Kahane; Weil; Lisa Beeson; Scott P. Sealy Sr.; Thomas A. Andruskevich; Leslie D. Michelson; Edward G. Rendell; William G. Stanley; Bruce D. Frank; Grant Thornton LLP; AR Capital, LLC; and ARC Properties Advisors, LLC. 1.32 “Notice” means, collectively, the Notice to Current VEREIT Stockholders, substantially in the form attached hereto as Exhibit A-1 (“Long Form Notice”), and the Summary Notice of Proposed Settlement of Stockholder Derivative Action, substantially in the form attached hereto as Exhibit A-2 (“Summary Notice”). 1.33 “NVSD Released Claims” means, collectively, all claims (including Unknown Claims and claims for contribution), demands, debts, losses, damages, duties, rights, disputes, actions, causes of action, liabilities, obligations, judgments, suits, matters, controversies, proceedings, or issues, of any kind, nature, character, or description whatsoever (and including, but not limited to, any claims for damages, whether compensatory, consequential, special, punitive, exemplary, or otherwise, and any and all fees, costs, interest, expenses, or charges), whether known or unknown, at law or in equity, that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, including but not limited to all claims, demands, losses, rights, and causes of action of any nature whatsoever that (i) have been or could have been asserted by the Non-VEREIT Settling Defendants in the Derivative Actions, or (ii) could have been asserted by the Non-VEREIT Settling Defendants against the VEREIT Released Persons or other Non-VEREIT Settling 17

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 19 of 136 EXECUTION COPY Defendants. Notwithstanding the foregoing, “NVSD Released Claims” shall not include (i) any rights that the Non-VEREIT Settling Defendants have or might have to advancement or indemnification, whether under any prior written agreements with VEREIT or under applicable law, for any claims, demands, losses or proceedings that arise out of, are based upon, or relate to in any way the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Class Action or the Derivative Actions, including but not limited to any claims asserted or threatened to be asserted by an investor who elects not to participate in the settlement of the Class Action or is not a member of the settlement class, (ii) Block’s rights to advancement and indemnification by VEREIT of legal fees and expenses incurred by Block for services rendered after September 8, 2019, in connection with the Derivative Actions, the Class Action, and the action caption United States v. Brian Block, 16- cr-00595 (JPO) (S.D.N.Y.), consistent with applicable law and subject to VEREIT’s rights to seek a claw back of such fees and expenses, pursuant to the Block Side Agreement, or (iii) claims to enforce the Settlement, the AR Capital Parties Settlement, Contribution, and Release Agreement, the AR Capital Parties Side Letter, the Block Side Agreement, or the GT Side Agreement. Notwithstanding the foregoing, “NVSD Released Claims” shall include any rights that the AR Capital Parties have or may have to indemnification or advancement for any action that relates predominantly to RCS Capital Corporation, including without limitation, the action captioned RCS Creditor Trust v. Schorsch et al., C.A. No. 2017-0178-SG (Del. Ch.). 1.34 “Person(s)” means an individual, corporation (including all its divisions and subsidiaries thereof), limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any 18

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 20 of 136 EXECUTION COPY political subdivision or agency thereof, and any business or legal entity and all of their respective spouses, heirs, beneficiaries, executors, administrators, predecessors, successors, representatives, or assignees. 1.35 “Plaintiffs” means Joanne Witchko, Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust. 1.36 “Plaintiffs’ Counsel” means the undersigned counsel for Plaintiffs. 1.37 “Preliminary Approval Order” means the Order to be entered by the Court, substantially in the form of Exhibit B attached hereto, including, inter alia, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that the Notice be provided to Current VEREIT Stockholders, and scheduling a Settlement Hearing to consider whether the Settlement and Fee Award should be finally approved. 1.38 “Related Parties” means each Defendant’s respective present and former parents, subsidiaries, divisions, controlling persons, associates, entities and affiliates and each and all of their respective present and former employees, members, partners, principals, officers, directors, controlling stockholders, agents, attorneys, advisors (including financial or investment advisors), accountants, auditors, consultants, underwriters, investment bankers, commercial bankers, entities providing fairness opinions, general or limited partners or partnerships, limited liability companies, members, joint ventures and insurers and reinsurers of each of them; as well as the predecessors, successors, assigns, estates, immediate family members, spouses, heirs, executors, trusts, trustees, administrators, agents, legal or personal representatives, assigns, and assignees of each of them, in their capacity as such. 1.39 “Released Claims” means, collectively, all claims (including Contribution Claims and Unknown Claims), demands, debts, losses, damages, duties, rights, disputes, actions, causes 19

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 21 of 136 EXECUTION COPY of action, liabilities, obligations, judgments, suits, matters, controversies, proceedings, or issues, of any kind, nature, character, or description whatsoever (and including, but not limited to, any claims for damages, whether compensatory, consequential, special, punitive, exemplary, or otherwise, and any and all fees, costs, interest, expenses, or charges), whether known or unknown, at law or in equity, that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, including but not limited to all claims, demands, losses, rights, and causes of action of any nature whatsoever that (i) have been or could have been asserted in the Derivative Actions, or (ii) could have been asserted by VEREIT. Notwithstanding the foregoing, “Released Claims” shall not include (i) claims brought in the Class Action, (ii) claims to enforce the Settlement, or (iii) VEREIT’s right to seek a claw back of legal fees and expenses incurred by Block after September 8, 2019, consistent with applicable law. 1.40 “Released Person(s)” means, collectively, each and all of the Non-VEREIT Settling Defendants and their Related Parties. 1.41 “Schorsch” means Nicholas S. Schorsch. 1.42 “Secondary Agreement” means the Secondary Agreement dated September 27, 2019, between and among VEREIT and the Non-VEREIT Settling Defendants attached hereto as Exhibit D. 1.43 “Serafin Action” means the stockholder derivative action filed in the United States District Court for the Southern District of New York, captioned Serafin, et al. v. Schorsch, et al., No. 1:15-cv-08563. 1.44 “Settlement” means the settlement of the Action as documented in this Stipulation. 20

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 22 of 136 EXECUTION COPY 1.45 “Settlement Hearing” means a hearing by the Court to review the adequacy, fairness, and reasonableness of the Settlement set forth in this Stipulation and to determine: (i) whether to enter the Judgment; and (ii) all other matters properly before the Court. 1.46 “Settling Parties” means, collectively, each of the Plaintiffs (derivatively on behalf of VEREIT), each of the Non-VEREIT Settling Defendants, and nominal defendant VEREIT. 1.47 “Stipulation” means this Stipulation and Agreement of Settlement. 1.48 “Supplementary Agreements” means, collectively, (i) the AR Capital Parties Settlement, Contribution, and Release Agreement; (ii) the AR Capital Parties Side Letter; (iii) the Block Side Agreement; (iv) the GT Side Agreement; and (v) the Secondary Agreement. 1.49 “Unknown Claims” means any and all claims that were alleged or could have been asserted in the Derivative Actions, including as counterclaims or cross-claims, by the Plaintiffs, VEREIT, the Non-VEREIT Settling Defendants, or any VEREIT stockholder derivatively on behalf of VEREIT, which any Plaintiff, VEREIT, any Non-VEREIT Settling Defendant, or any VEREIT stockholder derivatively on behalf of VEREIT does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons or the VEREIT Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, Plaintiffs, their beneficiaries, Plaintiffs’ Counsel, or the VEREIT Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, VEREIT, and Non-VEREIT Settling Defendants shall expressly waive, and each of VEREIT’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides: 21

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 23 of 136 EXECUTION COPY A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, VEREIT, and Non-VEREIT Settling Defendants shall expressly waive, and each of VEREIT’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any U.S. federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. The Settling Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims, Defendant Parties’ Released Claims, and NVSD Released Claims, known or unknown, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiffs, VEREIT, and Non-VEREIT Settling Defendants acknowledge, and VEREIT’s stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and was a material element of the Settlement. 1.50 “VEREIT” or the “Company” means nominal defendant American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) and includes all of its subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents. 1.51 “VEREIT Released Persons” means VEREIT and VEREIT’s parent and subsidiary entities, and each of their respective current and former stockholders, directors, officers, employees, agents, auditors, accountants, attorneys, advisors and underwriters, and the successors and assigns of each of the foregoing persons and entities. 22

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 24 of 136 EXECUTION COPY 1.52 “Weil” means Edward M. Weil. 1.53 “Witchko” means Joanne Witchko. 2. Terms of the Settlement 2.1 The AR Capital Parties have agreed to contribute consideration with a value of two- hundred and twenty-five million dollars ($225,000,000) (inclusive of the value of certain operating partnership units in VEREIT Operating Partnership, L.P., and related dividends previously surrendered by some of the AR Capital Parties as part of a settlement with the Securities and Exchange Commission, which total $31,972,934 in value) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions; Block has agreed to contribute consideration with a value of twelve million, five hundred thousand dollars ($12,500,000) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions; and GT has agreed to contribute forty-nine million dollars ($49,000,000) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions. The Settling Parties agree that the claims in the Derivative Actions, as well as potential counterclaims that could be brought against VEREIT, were a central issue in the negotiations regarding the amounts that the AR Capital Parties, Block, and GT would contribute to the global settlement. Specifically, VEREIT believes the claims being pursued in the Derivative Actions had significant value to VEREIT and that those claims were a substantial factor behind the willingness of the AR Capital Parties, Block and GT to make the settlement payments that they agreed to make. The AR Capital Parties, Block and GT made clear throughout the settlement negotiations that but for resolution of VEREIT’s claims at issue in the Derivative Actions, they would not agree to any contribution to the settlement of the Class Action, and that GT would not agree to provide VEREIT with a release as to counterclaims GT intended to assert against VEREIT in the Derivative Actions. Without those contributions, VEREIT would have been required to make a substantially larger payment to 23

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 25 of 136 EXECUTION COPY settle the Class Action, and may not, in fact, have been able to reach resolution. In addition, without the release from GT, VEREIT would continue to bear litigation risk, which VEREIT sought to finally and fully resolve through the global settlement. Consistent with the foregoing, VEREIT believes that the claims at issue in the Derivative Actions played a significant role in securing the settlement contributions from the AR Capital Parties, Block and GT, as well as the releases, which VEREIT believes are in the best interest of VEREIT and its stockholders. 3. Procedure for Implementing the Settlement 3.1 Promptly after execution of this Stipulation, Plaintiffs shall submit this Stipulation, together with its exhibits, to the Court and apply for entry of the Preliminary Approval Order in the Court, substantially in the form of Exhibit B attached hereto, requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current VEREIT Stockholders; (iii) approval of the Notice procedure set forth in ¶ 3.2; and (iv) a date for the Settlement Hearing. 3.2 Within ten (10) calendar days after the Court’s entry of the Preliminary Approval Order, VEREIT shall cause a press release to be issued that contains the contents of the Long Form Notice (attached hereto as Exhibit A-1), and referring the Current VEREIT Stockholders to VEREIT’s Investor Relations webpage, located at http://ir.vereit.com/, for more information, as well as file a current report on Form 8-K with the Securities & Exchange Commission referencing such press release. VEREIT’s Investor Relations webpage shall include a link to the aforementioned press release, this Stipulation, and the Preliminary Approval Order. Within ten (10) calendar days after the Court’s entry of the Preliminary Approval Order, VEREIT shall cause the Summary Notice (attached hereto as Exhibit A-2) to be published once in Investor’s Business Daily. The Settling Parties believe the contents of the Notice and the manner of the notice 24

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 26 of 136 EXECUTION COPY procedures set forth in this paragraph constitute adequate and reasonable notice to Current VEREIT Stockholders pursuant to applicable law and due process. 3.3 Plaintiffs’ Counsel shall request that the Court hold the Settlement Hearing to approve the Settlement and the Fee Award after the Court holds a final approval hearing to review the adequacy, fairness, and reasonableness of the Class Settlement, but in no event fewer than forty-five (45) calendar days after the notice described in ¶ 3.2 above is given to Current VEREIT Stockholders. 3.4 Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and all other Persons, including, but not limited to, any Current VEREIT Stockholders, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons, in any court or tribunal, including but not limited to, any of the Derivative Actions. 3.5 Upon entry of Judgement by the Court, VEREIT shall promptly seek to have dismissed or otherwise terminated, to the extent they have not been already, any Derivative Actions still pending. 4. Releases 4.1 Upon the Effective Date, VEREIT, Plaintiffs, and each of the Current VEREIT Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. VEREIT, Plaintiffs, and each of the Current VEREIT Stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except 25

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 27 of 136 EXECUTION COPY to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 4.2 Upon the Effective Date, VEREIT and each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs, their beneficiaries, and Plaintiffs’ Counsel from any and all Defendant Parties’ Released Claims. VEREIT and the Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel with respect to any claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action or any Defendant Parties’ Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Defendant Parties’ Released Claims against Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 4.3 Upon the Effective Date, the Non-VEREIT Settling Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the NVSD Released Claims against each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons. The Non-VEREIT Settling Defendants shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons with respect to any NVSD Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the NVSD Released Claims against the VEREIT Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 26

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 28 of 136 EXECUTION COPY 4.4 Notwithstanding ¶ 4.3, in the event that any Derivative Action other than the Action, or any derivative proceeding filed subsequent to execution of this Stipulation alleging claims that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, is permitted to proceed against any Non-VEREIT Settling Defendant: (i) VEREIT shall not be released from any rights of advancement, indemnification, contribution, or any other rights that such Non-VEREIT Settling Defendant has or may have for any claims, demand or losses (all subject to meeting applicable laws, requirements, and standards) arising out of such derivative proceeding; and (ii) GT shall be entitled to receive from VEREIT indemnification for and advancement of reasonable fees, costs, and expenses incurred or paid by GT in defending such derivative proceeding, and (subject to meeting applicable laws) amounts paid by GT in settlement of or in satisfaction of a judgment rendered in such derivative proceeding. 4.5 Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 5. Payment of Plaintiffs’ Counsel’s Fees and Expenses 5.1 Plaintiffs intend to seek payment of a fee in an amount not to exceed twenty-six million dollars ($26,000,000) and expenses through application to the Court. VEREIT reserves its right to object to Plaintiffs’ Counsel’s application for fees and expenses. 5.2 Not later than ten (10) business days following the date on which the Court approves the Fee Award, VEREIT will pay Plaintiffs’ Counsel (through GPM) the amount approved by the Court (in an amount not to exceed twenty-six million dollars ($26,000,000) and expenses). Such monies shall be kept by GPM in a segregated escrow account and not distributed to GPM or anyone else until such time as the Fee Award becomes Final. For the avoidance of 27

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 29 of 136 EXECUTION COPY doubt, only VEREIT is liable for the Fee Award; none of the Non-VEREIT Settling Defendants are liable to the Plaintiffs or any other person for the Fee Award. 5.3 In the event of any failure to obtain final approval of the full amount of the Fee Award, or upon any appeal and/or further proceedings on remand, or successful collateral attack, which results in the Fee Award being overturned or substantially modified, Plaintiffs’ Counsel and their successors shall be obligated to repay within fifteen (15) business days the portion of the Fee Award held in escrow that was ultimately not awarded to Plaintiffs’ Counsel. Plaintiffs’ Counsel is subject to the Court’s jurisdiction for the purposes of enforcing this paragraph and the provisions related to the Fee Award. 5.4 Payment of the Fee Award in the amount approved by the Court shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of the claims alleged therein. Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Fee Award amongst Plaintiffs’ Counsel. Defendants, including VEREIT, shall have no obligation to make any payment to any Plaintiffs’ Counsel other than the payment provided in ¶¶ 5.1-5.2 herein. 5.5 Except as otherwise provided herein, or a separate agreement concerning advancement or indemnification among any Defendants, each of the Settling Parties shall bear his, her, or its own costs and attorneys’ fees. This ¶ 5.5 is not intended to affect the rights of any Non- VEREIT Settling Defendant to indemnification or advancement of costs and attorney’s fees. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date of the Settlement shall be conditioned on the occurrence of all of the following events: (i) the Court’s entry of the Judgment; 28

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 30 of 136 EXECUTION COPY (ii) the Judgment has become Final; (iii) the Court’s approval of a settlement and entry of a judgment in the Class Action; and (iv) the judgment in the Class Action becomes Final. 6.2 If any condition specified in ¶ 6.1 is not met, then the Stipulation shall be canceled and terminated subject to ¶ 6.4, and the Settling Parties shall be restored to their respective positions in the Action as of the date immediately preceding the date of this Stipulation, unless Plaintiffs’ Counsel and Defendants’ Counsel mutually agree in writing to proceed with the Stipulation; provided, however, that the Court’s failure to approve the Fee Award shall not be grounds for termination or cancellation of the Settlement. 6.3 Each of the Settling Parties shall have the right to terminate the Settlement by providing written notice of their election to do so to all other Settling Parties within twenty (20) calendar days of the date on which: (i) the Court refuses to approve this Stipulation, or the terms contained herein, in any material respect; (ii) the Preliminary Approval Order is not entered in substantially the form attached as Exhibit B hereto; (iii) the Judgment is not entered in substantially the form attached as Exhibit C hereto; (iv) the Judgment is reversed, vacated, or substantially modified on appeal, reconsideration, or otherwise; (v) the Court refuses to enter a judgment in the Class Action; (vi) the judgment in the Class Action is reversed, vacated, or substantially modified on appeal, reconsideration, or otherwise; or (vii) the Effective Date of the Settlement cannot otherwise occur; except that such termination shall not be effective unless and until the terminating Settling Party has, within twenty (20) calendar days of the date on which notice of the termination event has been provided to all other Settling Parties, attempted in good faith to confer with the other Settling Parties to attempt to remedy the issue. Any order or proceeding relating to the Fee Award, or any appeal from any order relating thereto or reversal or modification thereof, shall not 29

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 31 of 136 EXECUTION COPY operate to cancel the Stipulation, allow for the termination of the Settlement, or affect or delay the finality of the Judgment approving the Settlement. 6.4 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to ¶ 6.3 above, the Settling Parties shall be restored to their respective positions as of the date immediately preceding the date of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.53, 5.5, 6.2-6.4, 7.2, 7.4-7.16, and 7.18 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 7. Miscellaneous Provision 7.1 The Settling Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 7.2 The Settling Parties agree that the terms of the Settlement were negotiated in good faith and at arm’s length by the Settling Parties, and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. Except in the event of termination of the Settlement, the Settling Parties agree not to assert under Rule 11 of the Federal Rules of Civil Procedure or any similar law, rule or regulation, that the 30

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 32 of 136 EXECUTION COPY Action was brought or defended in bad faith or without a reasonable basis. The Settling Parties also will request that the Judgment contain a finding that during the course of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of Fed. R. Civ. P. 11 and all other similar rules of professional conduct. 7.3 While maintaining their positions that the claims and defenses asserted in the Derivative Actions are meritorious, Plaintiffs and Plaintiffs’ Counsel, on the one hand, and Defendants and Defendants’ Counsel, on the other hand, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the other’s business, conduct, or reputation, or that of their counsel, based on the subject matter of the Action. Notwithstanding the foregoing, each of the Settling Parties reserves their right to rebut, in a manner that such party determines to be reasonable and appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis. 7.4 Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, the fact and terms of this Stipulation, including any exhibits attached hereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons or the VEREIT Released Persons; 31

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 33 of 136 EXECUTION COPY (b) shall not be offered, received, or used in any way against any of the Released Persons or the VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person or any VEREIT Released Person, or against Plaintiffs as evidence of any infirmity in their claims; (c) shall not be offered, received, or used in any way against any of the Released Persons or any of the VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons or the VEREIT Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that the Released Persons and the VEREIT Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted to them hereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 7.5 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 32

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 34 of 136 EXECUTION COPY 7.6 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest. After prior notice to the Court, but without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation. 7.7 With the exception of the Supplementary Agreements, this Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Action, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. 7.8 The waiver by one party of any breach of the Settlement by any other party shall not be deemed a waiver of any other prior or subsequent breach of the Settlement. The provisions of the Settlement may not be waived except by a writing signed by the affected party, or counsel for that party. 7.9 The headings in this Stipulation and its exhibits are used for the purpose of convenience only and are not meant to have legal effect. Such headings shall not be considered a part of this Stipulation, and neither shall they limit, modify, or affect in any way the meaning or interpretation of this Stipulation. 7.10 This Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties, the Released Persons, and the VEREIT Released Persons. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, and they further agree that any planned, proposed or actual sale, merger or change-in-control of VEREIT shall not void this Stipulation, and that in the event of a planned, proposed or actual sale, merger or change-in-control of VEREIT, they will continue to seek final 33

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 35 of 136 EXECUTION COPY approval of this Stipulation expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee Award. 7.11 The Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of New York and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of New York without giving effect to that State’s choice of law principles. No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 7.12 This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations among the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 7.13 All agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of information and documents shall survive this Stipulation. 7.14 Nothing in this Stipulation, or the negotiations or proceedings relating to the Settlement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants’ privilege, or work product immunity; further, all information and documents transmitted between Plaintiffs’ Counsel and Defendants’ Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. 34

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 36 of 136 EXECUTION COPY federal or state court or other tribunal or otherwise, in accordance with Rule 408 of the Federal Rules of Evidence as if such Rule applied in all respects in any such proceeding or forum. 7.15 The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement. 7.16 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and their Related Parties. 7.17 Any notice required by this Stipulation shall be submitted by overnight mail and email to each of the signatories below. 7.18 The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. IN WITNESS WHEREOF, the Settling Parties hereto have caused this Stipulation to be executed, by their duly authorized attorneys, as of September 27, 2019. 35

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 41 of 136 EXBCU'IION COPY EXEÇUTED ANDéGR]EED: GLANCY PRONGAY & MURIìAY LLP, OTT MILBANK LLP" on behall'ol'VEREIT behalf of Joanne Witchko, Edward Froehner, and .leff}ey Turner as trustee fbr Michele Grahaln 'lurner 1995 Revocable Trust By By: PAUL, WEISS, RIþ-KIND, WHARTON & KIRKLAND & ELLIS LLP. on behalf o1' GARRISON Ll-P. on behall'of Nicholas S. David Kay Schorsch B By KELLOGG. I-{ANSEN. TODD. F'IGI]L & PETRILLO KLEIN & BOXER LLP. on behalf FREDERICK, P.L.L.C.. or-r bel-ralf of AR of Lisa Beeson Capital. LLC, ARC Properties Advisors. LLC, Scott J. Borvman, Peter M. Budko, Brian D. Jones. William M. Kahane, and Edward M. Weil By B)' STEPTOE & JOIINSON LLP. on behalf of WEIL, GOTSIJAL &. MANGES LLP, ON Brian Block belialf of Tholnas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell. William G. Stanley, and llrr"rce D. F'rank By Bv MOIìRIS, MANNING & I\4ARTIN LLP. on SIDLEY AUSTIN LLP. on behalf of Grant behall'ol Scott P. Sealy Sr. Thornton LLP 13v By ZUCKERMAN SPAEDER LLP. on behalf of Lisa McAlister Il)' 36

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EXECUTION COPY

EXECUTED AND AGREED:

GLANCY PRONGAY & MURRAY LLP, on behalf of Joanne Witchko, Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust

By:__________________________

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP, on behalf of Nicholas S. Schorsch

By:__________________________

KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C., on behalf of AR Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil

By:__________________________

STEPTOE & JOHNSON LLP, on behalf of Brian Block

By:__________________________

MORRIS, MANNING & MARTIN LLP, on behalf of Scott P. Sealy Sr.

By:__________________________

ZUCKERMAN SPAEDER LLP, on behalf of Lisa McAlister

By:__________________________

MILBANK LLP, on behalf of VEREIT

By:__________________________

KIRKLAND & ELLIS LLP, on behalf of David Kay

By:__________________________

PETRILLO KLEIN & BOXER LLP, on behalf of Lisa Beeson

By:__________________________

WEIL, GOTSHAL & MANGES LLP, on behalf of Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank

By:__________________________

SIDLEY AUSTIN LLP, on behalf of Grant Thornton LLP

By:__________________________

36

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EXECUTION COPY

EXECUTED AND AGREED:

GLANCY PRONGAY & MURRAY LLP, on behalf of Joanne Witchko, Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust

By:____________________________

MILBANK LLP, on behalf of VEREIT

By:____________________________

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP, on behalf of Nicholas S. Schorsch

By:____________________________

KIRKLAND & ELLIS LLP, on behalf of David Kay

By:____________________________

KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C., on behalf of AR Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil

By:____________________________

PETRILLO KLEIN & BOXER LLP, on behalf of Lisa Beeson

By:____________________________

STEPTOE & JOHNSON LLP, on behalf of Brian Block

By:____________________________

WEIL, GOTSHAL & MANGES LLP, on behalf of Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank

By:____________________________

MORRIS, MANNING & MARTIN LLP, on behalf of Scott P. Sealy Sr.

By:____________________________

SIDLEY AUSTIN LLP, on behalf of Grant Thornton LLP

By:____________________________

ZUCKERMAN SPAEDER LLP, on behalf of Lisa McAlister

By:____________________________

36

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EXECUTION COPY

EXECUTED AND AGREED:

GLANCY PRONGAY & MURRAY LLP, on behalf of Joanne Witchko, Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust

By:__________________________

MILBANK LLP, on behalf of VEREIT

By:__________________________

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP, on behalf of Nicholas S. Schorsch

By:__________________________

KIRKLAND & ELLIS LLP, on behalf of David Kay

By:__________________________

KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C., on behalf of AR Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil

By:__________________________

PETRILLO KLEIN & BOXER LLP, on behalf of Lisa Beeson

By:__________________________

STEPTOE & JOHNSON LLP, on behalf of Brian Block

By:__________________________

WEIL, GOTSHAL & MANGES LLP, on behalf of Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank

By:__________________________

MORRIS, MANNING & MARTIN LLP, on behalf of Scott P. Sealy Sr.

By: [signature]

SIDLEY AUSTIN LLP, on behalf of Grant Thornton LLP

By:__________________________

ZUCKERMAN SPAEDER LLP, on behalf of Lisa McAlister

By:__________________________

36

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 48 of 136 EXHIBIT A-1 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 49 of 136 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK JOANNE WITCHKO, Derivatively on Behalf of Nominal Defendant AMERICAN REALTY Lead Case No. 1:15-cv-06043-AKH CAPITAL PROPERTIES, INC., (Consolidated with Case No. Plaintiff, 1:15-cv-08563-AKH) v. NICHOLAS S. SCHORSCH, et al., Defendants, -and- AMERICAN REALTY CAPITAL PROPERTIES, INC., Nominal Defendant. NOTICE TO CURRENT VEREIT STOCKHOLDERS TO: ALL OWNERS OF VEREIT, INC. (“VEREIT”) (F/K/A AMERICAN REALTY CAPITAL PROPERTIES INC. (“ARCP”)) COMMON STOCK (TICKER SYMBOL: VER) AND PREFERRED STOCK (TICKER SYMBOL: VERPF) AS OF SEPTEMBER 27, 2019, WHO CONTINUE TO OWN SUCH SHARES. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF VEREIT WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED 1

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 50 of 136 HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order from the Honorable Alvin K. Hellerstein of the U.S. District Court for the Southern District of New York (the “Court”), that a proposed settlement agreement has been reached among Plaintiffs,1 derivatively on behalf of VEREIT, VEREIT, and the Non-VEREIT Settling Defendants in connection with the above-captioned consolidated stockholder derivative action titled Witchko v. Schorsch, et al., No. 1:15-cv-06043-AKH (S.D.N.Y.) (the “Action”). Plaintiffs filed the Action derivatively on behalf of VEREIT to remedy the alleged harm caused to the Company by certain of the Non-VEREIT Settling Defendants’ alleged breaches of their fiduciary duties or other obligations or duties owed to VEREIT. The proposed Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice. As explained below, a Settlement Hearing shall be held before the Court on __________ at __:__ _.m., before the Honorable Alvin K. Hellerstein, at the U.S. District Court for the Southern District of New York, Courtroom 14D, 500 Pearl Street, New York, New York 10007, to determine whether, inter alia, the proposed Settlement is fair, reasonable, and adequate, and should be finally approved by the Court and whether Plaintiffs’ Counsel’s Fee Award, should be finally approved. You have the right to object to the Settlement and the Fee Award, in the manner provided herein. 1 For purposes of this Notice, the Court incorporates by reference the definitions in the Settling Parties’ Stipulation and Agreement of Settlement, fully executed as of September 27, 2019 (the “Stipulation”), and all capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Stipulation. A copy of the Stipulation may be inspected at the Clerk of the Court’s Office for the United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY 10007 or by visiting the investor relations portion of VEREIT’s website at http://ir.VEREIT.com. 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 51 of 136 If you fail to object in the manner provided herein at least twenty-one (21) calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be forever bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court. This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise one of the proposed Settlement and of one’s rights if he, she or it owned VEREIT stock as of September 27, 2019 and continues to hold VEREIT stock through the date of the filing of the objection (“Current VEREIT Stockholder”). I. INTRODUCTION A. Background of the Action VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the United States. Plaintiffs have alleged or believe that they have grounds to allege that the Non-VEREIT Settling Defendants breached their fiduciary duties or other obligations or duties owed to VEREIT. On November 17, 2014, plaintiff Witchko served a litigation demand pursuant to Maryland law on the Board of Directors of VEREIT (the “Board”) asking the Board to investigate alleged wrongdoing by certain of the Non-VEREIT Settling Defendants and sue the alleged wrongdoers for violation of their fiduciary duties under Maryland law. On June 18, 2015, the Board refused the demand. On July 31, 2015, plaintiff Witchko, derivatively on behalf of VEREIT, filed a verified stockholder derivative complaint in the Court, initiating the Action. On October 30, 2015, plaintiffs Thomas Serafin, Michele Graham Turner 1995 Revocable Trust, Jeffrey Turner as Trustee, and Edward L. Froehner, derivatively on behalf of VEREIT, filed 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 52 of 136 a verified stockholder derivative complaint in the Court, initiating the action captioned Serafin, et al. v. Schorsch, et al., No. 1:15-cv-08563 (the “Serafin Action”). On December 15, 2015, the Court entered an order consolidating the Action and the Serafin Action for all purposes and appointing Harwood Feffer LLP, now Glancy Prongay & Murray LLP, to lead the litigation of the Derivative Action on behalf of the Plaintiffs. On January 5, 2016, Plaintiffs designated the complaint in the Action as the operative complaint. On February 12, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed a motion to dismiss the Action pursuant to Fed. R. Civ. P. 23.1 for failure to sufficiently allege improper refusal of demand, and under Fed. R. Civ. P. 12(b)(6) for failure to state a claim. On March 15, 2016, Plaintiffs filed a memorandum of law in opposition to the motion to dismiss. On April 5, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed a reply memorandum of law in further support of their motion to dismiss the Action. On June 2, 2016, the Court held oral argument on the motion to dismiss. On June 9, 2016, the Court entered an order denying the motion to dismiss pursuant to Fed. R. Civ. P. 23.1 because the operative complaint sufficiently alleged that plaintiff Witchko’s demand had been improperly denied, and granting with leave to amend the motion to dismiss pursuant to Rule 12(b)(6) because the operative complaint failed to state certain claims. On June 30, 2016, Plaintiffs, derivatively on behalf of VEREIT, filed an amended verified stockholder derivative complaint in the Court (the “Amended Complaint”). 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 53 of 136 On July 11, 2016 and July 25, 2016, Kahane, Weil, Schorsch, Block, and McAlister filed notices of interlocutory appeal of the Court’s order granting in part and denying in part the motion to dismiss (the “Appeals”). On July 20, 2016, Plaintiffs moved to dismiss the Appeals for lack of appellate jurisdiction. On July 22, 2016, VEREIT and certain of the Non-VEREIT Settling Defendants filed answers to the Amended Complaint. On August 1, 2016, Kahane and Weil filed their opposition to Plaintiffs’ motion to dismiss the Appeals for lack of appellate jurisdiction. On August 8, 2016, Plaintiffs filed their replies in further support of their motion to dismiss the Appeals. On August 11, 2016, in the Appeals, Kahane and Weil filed a motion for leave to file a sur- reply or, in the alternative, strike, and sur-reply to Plaintiffs’ motion to dismiss. On August 12, 2016, in the Appeals, Plaintiffs filed an opposition to Kahane and Weil’s motion for leave to file the sur-reply or strike. On September 1, 2016, VEREIT filed a motion to stay the Action. On September 8, 2016, the Court entered an order denying VEREIT’s motion to stay the Action. On September 16, 2016, document discovery commenced in the Action, the consolidated class actions pending before the Court, captioned In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc-00040-AKH (S.D.N.Y.) (the “Class Action”), and the then- pending Direct Actions arising from substantially the same facts (together, the “Coordinated Actions”). Discovery in the Action was thereafter coordinated for all purposes with discovery in the Class Action. 5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 54 of 136 During document discovery, over seventy parties and non-parties, including each of the Non-VEREIT Settling Defendants, cumulatively produced more than 846,000 documents totaling several million pages. On November 15, 2016, the United States Court of Appeals for the Second Circuit entered an order dismissing the Appeals for lack of jurisdiction. On January 20, 2017, the office of the U.S. Attorney for the Southern District of New York (the “Government”) moved to stay the Action and the Coordinated Actions until the conclusion of Block’s criminal trial, scheduled for the summer of 2017. On January 25, 2017, the Court denied the Government’s stay motion. On May 11, 2017, the Government renewed its motion for a partial stay of discovery until completion of Block’s criminal trial. On May 15, 2017, the Court again denied the Government’s request for a partial stay of discovery. On May 31, 2017, document discovery in the Action and the then-pending Coordinated Actions concluded. On January 22, 2018, fact witness depositions in the Action and the then-pending Coordinated Actions commenced. Between January 22, 2018 and December 18, 2018, Plaintiffs’ Counsel attended thirty-four fact depositions of witnesses including each individual Non-VEREIT Settling Defendant, ex- VEREIT employees, former VEREIT directors, former VEREIT officers, current and former employees of Grant Thornton, and third parties. During the depositions, Plaintiffs’ Counsel conducted non-duplicative examinations of thirty-one of the deponents regarding related-party 6

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 55 of 136 transactions, executive compensation payments, and corporate governance allegations at issue in the Action. On February 8, 2019, Plaintiffs filed motions for summary judgment against Block and McAlister. The same day, several of the Non-VEREIT Settling Defendants filed summary judgment motions against Plaintiffs. On March 15, 2019, the parties filed their oppositions to the motions for summary judgment.On April 5, 2019, the parties filed replies in support of their motions for summary judgment. On May 10, 2019, the Court entered an order denying the motions for summary judgment in the Action without prejudice to renewal. B. Settlement Negotiations In March 2017, certain of the parties conducted a mediation session with the Honorable Layn R. Phillips, United States District Judge (Ret.), an experienced mediator of complex disputes. In advance of the mediation session, Plaintiffs retained a forensic accounting expert who prepared a report on damages in the derivative action. Plaintiffs state that, based in part on the expert’s report, Plaintiffs submitted a confidential mediation statement to Judge Phillips. The first mediation session failed to produce a settlement, although the parties expended significant time and effort preparing for and attending the two-day mediation. On July 16, 2019, Plaintiffs’ Counsel met with VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel. Plaintiffs’ Counsel made a detailed presentation regarding the claims alleged in the Action and Plaintiffs’ calculation of damages. During the meeting, Plaintiffs’ Counsel answered questions from VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel regarding particular theories of harm and the calculation of damages. 7

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 56 of 136 On August 15, 2019, Plaintiffs’ Counsel, VEREIT’s counsel, certain of the Non-VEREIT Settling Defendants’ counsel, and counsel for the lead plaintiff in the Class Action held a mediation session with Judge Phillips at the office of VEREIT’s counsel. Certain of the Settling Parties thereafter engaged in further extensive negotiations that included numerous email exchanges and telephonic conferences. On August 19, 2019, the Plaintiffs met for a second time with VEREIT’s Chief Executive Officer, General Counsel, and VEREIT’s counsel. Over the following weeks, the parties engaged in extensive, arm’s-length negotiations regarding the terms of a potential resolution of the Action. On September 8, 2019, the Settling Parties signed and entered into a binding Memorandum of Understanding setting forth certain key terms of the Settlement. II. PLAINTIFFS’ CLAIMS AND STATEMENT OF SETTLEMENT BENEFITS Plaintiffs believe that the Released Claims have substantial merit. Nonetheless, Plaintiffs acknowledge the expense and delay of continued proceedings necessary to prosecute the claims through trial and appeal. Plaintiffs have also considered the uncertain outcome inherent in any litigation, especially complex actions such as the Action, as well as the delay and difficulties of such litigation. Plaintiffs were also mindful of the onerous burdens of proof under, and possible defenses to, the claims asserted. Based upon (i) investigation into and evaluation of the facts and laws relating to the claims released herein and alleged in the Derivative Actions, (ii) factual information to which Plaintiffs and Plaintiffs’ Counsel had access prior to the execution of this Stipulation, (iii) the contribution of two hundred eighty six million five hundred thousand dollars ($286,500,000) by the Non- VEREIT Settling Defendants as part of the global settlement of the claims in the Derivative Actions and the Class Action, (iv) the Supplementary Agreements that preserve VEREIT’s control 8

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 57 of 136 over the settlement contributions by the Non-VEREIT Settling Defendants even if the Settlement is overturned on appeal, (v) investigations, document review and depositions conducted during the pendency of the Action, (vi) admissions made by and judgments obtained against certain of the Non-VEREIT Settling Defendants, (vii) legal analysis and briefing submitted by Plaintiffs and subsequent orders entered by the Court, (viii) advice provided by the Plaintiffs’ various consultants and experts, including forensic accountants and individuals with expertise in corporate governance issues, (ix) mediation sessions with Judge Phillips, and (x) Plaintiffs’ and Plaintiffs’ Counsel’s determination (subject to the final approval by the Court) that the terms of the proposed Settlement as set out in this Stipulation are fair, reasonable and adequate and in the best interests of VEREIT and Current VEREIT Stockholders, Plaintiffs have agreed to settle the Derivative Actions (as defined herein) and to release the Released Claims pursuant to the terms of this Stipulation. III. THE BENEFIT OF SETTLEMENT TO VEREIT VEREIT has determined that the Settlement confers substantial benefits upon VEREIT and Current VEREIT Stockholders because, for among other reasons, the Settlement reduces the amount VEREIT is paying to settle the Class Action which in fact made the Settlement possible, eliminates the risk of adverse judgments at trial, puts an end to timing uncertainties, and removes the burdens and costs of the Derivative Actions and the Class Action. VEREIT’s alleged and/or potential claims against the AR Capital Parties, Block and GT that were the subject of the Derivative Actions, and the defenses that could be asserted with respect to such claims, as well as the potential counterclaims that could be brought against VEREIT by, in particular, GT, were a central issue in the negotiations over the amounts that the AR Capital Parties, Block and GT would contribute to the global settlement of the claims that have been asserted or could have been asserted in the Derivative Actions and the Class Action. VEREIT believes the claims being pursued in the Derivative Actions had significant value to VEREIT and 9

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 58 of 136 that those claims were a substantial factor behind the willingness of the AR Capital Parties, Block and GT to make the settlement payments that they agreed to make. The AR Capital Parties, Block and GT made clear throughout the settlement negotiations that but for resolution of VEREIT’s claims at issue in the Derivative Actions, they would not agree to any contribution to the Class Settlement, and that GT would not agree to provide VEREIT with a release as to counterclaims GT intended to assert against VEREIT in the Derivative Actions. Without those contributions, VEREIT would have been required to make a substantially larger payment to settle the Class Action, and may not, in fact, have been able to reach resolution. In addition, without the release from GT, VEREIT would continue to bear litigation risk, which VEREIT sought to finally and fully resolve through the global settlement. Consistent with the foregoing, VEREIT believes that the claims at issue in the Derivative Actions played a significant role in securing the settlement contributions from the AR Capital Parties, Block and GT, as well as the releases, which VEREIT believes are in the best interest of VEREIT. As to the Non-VEREIT Settling Defendants other than the AR Capital Parties, Block and GT, VEREIT determined that the Settlement confers substantial benefits upon VEREIT and Current VEREIT Stockholders because of the substantial cost of continued litigation and trial, the risks associated with the outcome of a trial and appeal, and the risk of uncollectable judgments in the event of a judgment favorable to VEREIT. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Non-VEREIT Settling Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiffs in the Derivative Actions and affirm that they have acted properly, lawfully, and in full accord with their fiduciary duties, to the extent they owed any such duties to VEREIT, and other legal obligations, at all times. Further, the Non-VEREIT Settling Defendants have denied expressly, and continue to deny, all allegations of wrongdoing, fault, 10

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 59 of 136 liability, or damage against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to VEREIT or its stockholders, or any wrongdoing whatsoever. Had the terms of the Stipulation not been reached, the Non-VEREIT Settling Defendants would have continued to contest vigorously the allegations in the Derivative Actions, and the Non-VEREIT Settling Defendants maintain that they had and have meritorious defenses to all claims alleged or claims that could have been alleged in the Derivative Actions, as well as counterclaims against VEREIT they believe to be meritorious. Without admitting the validity of any of the claims that have been asserted in the Derivative Actions, or any liability with respect thereto, the Non-VEREIT Settling Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. The Non-VEREIT Settling Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Derivative Actions.2 Neither the Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) is, may be construed as, or may be used as an admission of, or evidence of, the truth or validity of any of the Released Claims, of any claims or allegations made in the Derivative Actions, or of any purported acts or omissions by the Non-VEREIT Settling Defendants; (b) is, may be construed as, or may be used as an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Non-VEREIT Settling Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or 2 Notwithstanding the foregoing, McAlister, and only McAlister, acknolwedges, as she has at other times in the Action, her plea of guilty to certain offenses in United States v. Lisa McAlister, 16-cr-00653 (S.D.N.Y.), and does not intend anything in the foregoing to be inconsistent with her plea. 11

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 60 of 136 may be used as an admission of, or evidence of, a concession by any Non-VEREIT Settling Defendant of any infirmity in the defenses or counterclaims that any Non-VEREIT Settling Defendant asserted or could have asserted in the Derivative Actions or otherwise. V. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Alvin K. Hellerstein on _______________ at __:__ _.m. in Courtroom 14D of the U.S. District Court for the Southern District of New York, 500 Pearl Street, New York, New York 10007 to determine: (i) whether the proposed Settlement, upon the terms set forth in the Stipulation, should be finally approved in all respects as fair, reasonable, and adequate; (ii) whether the Judgment approving the Settlement, substantially in the form of Exhibit C attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims; and (iii) whether Plaintiffs’ Counsel’s Fee Award should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. The Court may adjourn the date of the Settlement Hearing without further notice to Current VEREIT Stockholders, and the Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. VI. THE TERMS OF SETTLEMENT The AR Capital Parties have agreed to contribute consideration with a value of two- hundred and twenty-five million dollars ($225,000,000) (inclusive of the value of certain operating partnership units in VEREIT Operating Partnership, L.P., and related dividends previously surrendered by some of the AR Capital Parties as part of a settlement with the Securities and Exchange Commission, which total $31,972,934 in value) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions; Block has agreed to contribute consideration with a value of twelve million, five hundred thousand dollars ($12,500,000) to a 12

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 61 of 136 global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions; and GT has agreed to contribute forty-nine million dollars ($49,000,000) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions. The Settling Parties agree that the claims in the Derivative Actions, as well as potential counterclaims that could be brought against VEREIT, were a central issue in the negotiations regarding the amounts that the AR Capital Parties, Block, and GT would contribute to the global settlement. Specifically, VEREIT believes the claims being pursued in the Derivative Actions had significant value to VEREIT and that those claims were a substantial factor behind the willingness of the AR Capital Parties, Block and GT to make the settlement payments that they agreed to make. The AR Capital Parties, Block and GT made clear throughout the settlement negotiations that but for resolution of VEREIT’s claims at issue in the Derivative Actions, they would not agree to any contribution to the settlement of the Class Action, and that GT would not agree to provide VEREIT with a release as to counterclaims GT intended to assert against VEREIT in the Derivative Actions. Without those contributions, VEREIT would have been required to make a substantially larger payment to settle the Class Action, and may not, in fact, have been able to reach resolution. In addition, without the release from GT, VEREIT would continue to bear litigation risk, which VEREIT sought to finally and fully resolve through the global settlement. Consistent with the foregoing, VEREIT believes that the claims at issue in the Derivative Actions played a significant role in securing the settlement contributions from the AR Capital Parties, Block and GT, as well as the releases, which VEREIT believes are in the best interest of VEREIT and its stockholders. VII. DISMISSAL AND RELEASES In connection with the Court’s approval of the Settlement, the Settling Parties will jointly request entry of the Judgment by the Court, dismissing with prejudice all claims that Plaintiffs 13

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 62 of 136 have alleged in the Action and any other Released Claims, as well as Defendants’ Released Claims and the NVSD Released Claims. Upon the Effective Date, VEREIT, Plaintiffs, and each of the Current VEREIT Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. VEREIT, Plaintiffs, and each of the Current VEREIT Stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. Upon the Effective Date, VEREIT and each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs, their beneficiaries, and Plaintiffs’ Counsel from any and all Defendant Parties’ Released Claims. VEREIT and the Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel with respect to any claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action or any Defendant Parties’ Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Defendant Parties’ Released Claims against Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment entered pursuant thereto. 14

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 63 of 136 Upon the Effective Date, the Non-VEREIT Settling Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the NVSD Released Claims against each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons. The Non-VEREIT Settling Defendants shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue each respective Non- VEREIT Settling Defendant and the VEREIT Released Persons with respect to any NVSD Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the NVSD Released Claims against the VEREIT Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment entered pursuant thereto. Notwithstanding the foregoing, in the event that any Derivative Action other than the Action, or any derivative proceeding filed subsequent to execution of the Stipulation alleging claims that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, is permitted to proceed against any Non-VEREIT Settling Defendant: (i) VEREIT shall not be released from any rights of advancement, indemnification, contribution, or any other rights that such Non-VEREIT Settling Defendant has or may have for any claims, demand or losses (all subject to meeting applicable laws, requirements, and standards) arising out of such derivative proceeding; and (ii) GT shall be entitled to receive from VEREIT indemnification for and advancement of reasonable fees, costs, and expenses incurred or paid by GT in defending such derivative proceeding, and (subject to meeting applicable laws) amounts paid by GT in settlement of or in satisfaction of a judgment rendered in such derivative proceeding. 15

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 64 of 136 VIII. PAYMENT OF PLAINTIFFS’ COUNSEL’S FEES AND EXPENSES Plaintiffs intend to seek payment of a fee in an amount not to exceed twenty-six million dollars ($26,000,000) and expenses through application to the Court. VEREIT reserves its right to object to Plaintiffs’ Counsel’s application for fees and expenses. Not later than ten (10) business days following the date on which the Court approves the Fee Award, VEREIT will pay Plaintiffs’ Counsel (through GPM) the amount approved by the Court (in an amount not to exceed twenty-six million dollars ($26,000,000) and expenses). Such monies shall be kept by GPM in a segregated escrow account and not distributed to GPM or anyone else until such time as the Fee Award becomes Final. For the avoidance of doubt, only VEREIT is liable for the Fee Award; none of the Non-VEREIT Settling Defendants are liable to the Plaintiffs or any other person for the Fee Award. In the event of any failure to obtain final approval of the full amount of the Fee Award, or upon any appeal and/or further proceedings on remand, or successful collateral attack, which results in the Fee Award being overturned or substantially modified, Plaintiffs’ Counsel and their successors shall be obligated to repay within fifteen (15) business days the portion of the Fee Award held in escrow that was ultimately not awarded to Plaintiffs’ Counsel. Plaintiffs’ Counsel is subject to the Court’s jurisdiction for the purposes of enforcing this paragraph and the provisions related to the Fee Award. Payment of the Fee Award in the amount approved by the Court shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of the claims alleged therein. Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Fee Award amongst Plaintiffs’ Counsel. Defendants, 16

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 65 of 136 including VEREIT, shall have no obligation to make any payment to any Plaintiffs’ Counsel other than the payment provided in ¶¶ 5.1-5.2 of the Stipulation. Except as otherwise provided in the Stipulation, or a separate agreement concerning advancement or indemnification among any Defendants, each of the Settling Parties shall bear his, her, or its own costs and attorneys’ fees. The Stipulation ¶ 5.5 is not intended to affect the rights of any Non-VEREIT Settling Defendant to indemnification or advancement of costs and attorney’s fees. IX. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING Any Current VEREIT Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, why Judgment should not be entered thereon, or why the Fee Award, should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current VEREIT Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered approving the Settlement, or the Fee Award, unless that Stockholder has, at least twenty-one (21) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the stockholder’s name, legal address, telephone number and e-mail address; (b) proof of ownership of VEREIT common stock on September 27, 2019 and through the date of filing of the objection, including the number of shares of VEREIT common stock held and the date of purchase; (c) the nature of the objection; including any and all documentation or evidence in support of such objection; (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (e) the signature of the stockholder making the objection or his, her, or its counsel; and (2) if a Current 17

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 66 of 136 VEREIT Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. If a Current VEREIT Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following: Robert I. Harwood Scott A. Edelman Matthew M. Houston Antonia M. Apps Benjamin I. Sachs-Michaels Jed M. Schwartz GLANCY PRONGAY & MURRAY LLP Jonathan Ohring 712 Fifth Avenue, 31st Floor MILBANK LLP New York, NY 10019 55 Hudson Yards Tel: (212) 935-7400 New York, New York 10001 Tel: (212) 530-5000 Plaintiff’s Counsel Counsel for Nominal Defendant American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) Theodore V. Wells Jr. James P. Gillespie Daniel J. Kramer Beth Mueller Lorin L. Reisner KIRKLAND & ELLIS LLP Audra J. Soloway 1301 Pennsylvania Avenue Christopher L. Filburn NW Washington, D.C. 20004 PAUL, WEISS, RIFKIND, WHARTON & Tel: (202) 389-5000 GARRISON LLP 1285 Avenue of the Americas New York, NY 10019-6064 Tel: (212) 373-3000 Counsel for Nicholas S. Schorsch Counsel for David Kay 18

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 67 of 136

Reid M. Figel
Rebecca A. Beynon
Andrew E. Goldsmith
Bradley E. Oppenheimer
KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C.
1615 M Street N.W., Suite 400
Washington, D.C. 20036
Tel: (202) 326-7900

Counsel for AR Capital LLC, ARC Properties Advisors LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil

Guy Petrillo
Dan Goldman
PETRILLO KLEIN & BOXER LLP
655 Third Avenue, 22nd Floor
New York, NY 10017
Tel: (212) 370-0330

Counsel for Lisa Beeson

John P. MacNaughton
Eric A. Larson
1600 Atlanta Financial Center
343 Peachtree Road, N.E.
Atlanta, GA 30326
Tel: (404) 233-7000

Counsel for Scott P. Sealy, Sr.

Gary F. Bendinger
SIDLEY AUSTIN LLP
787 Seventh Avenue
New York, NY 10019
Tel: (212) 839-5300

Bruce R. Braun
Melanie E. Walker
Kendra L. Stead
SIDLEY AUSTIN LLP
One South Dearborn
Chicago, IL 60603
Tel: (312) 853-7000

Counsel for Grant Thornton LLP

Christopher L. Garcia
Richard W. Slack
Evert J. Christensen, Jr.
Adam Bookman
Raquel Kellert
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, NY 10153

Counsel for Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank

Michael C. Miller
Michael G. Scavelli
STEPTOE & JOHNSON LLP
1114 Avenue of the Americas
New York, NY 10036
Tel: (212) 506-3900

Counsel for Brian Block

19

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 68 of 136 Adam L. Fotiades ZUCKERMAN SPAEDER LLP 1800 M Street NW, Suite 1000 Washington, DC 20036-5807 Tel: (202) 778-1800 Daniel P. Moylan ZUCKERMAN SPAEDER LLP 100 East Pratt Street, Suite 2440 Baltimore, MD 21202-1031 Tel: (410) 332-0444 Counsel for Lisa McAlister Any Current VEREIT Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and the Fee Award, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation. X. CONDITIONS FOR SETTLEMENT The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (1) entry of the requested Judgment by the Court; (2) the Judgment has become Final; (3) the Court’s approval of a settlement and entry of a judgment in the Class Action, and (4) such approved judgment in the Class Action becoming Final. XI. EXAMINATION OF PAPERS AND INQUIRIES This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Clerk of the Court’s Office, U.S. District Court for the Southern District of New York, 500 Pearl Street, New York 10007, during business hours of each business day or by visiting the investor relations portion of VEREIT’s website at http://ir.VEREIT.com/. 20

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 69 of 136 Any other inquiries regarding the Settlement or the Action should be addressed in writing to Counsel for Plaintiffs in the Action: Matthew M. Houston, Esq., Glancy Prongay & Murray LLP, 712 Fifth Avenue, 31st Floor, New York, NY 10019, Telephone: (212) 935-7400. PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE. 21

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 70 of 136 EXHIBIT A-2 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 71 of 136 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK JOANNE WITCHKO, Derivatively on Behalf of Nominal Defendant AMERICAN REALTY CAPITAL PROPERTIES, INC., Lead Case No. 1:15-cv-06043- AKH Plaintiff, (Consolidated with Case No. v. 1:15-cv-08563-AKH) NICHOLAS S. SCHORSCH, et al., Defendants, and AMERICAN REALTY CAPITAL PROPERTIES, INC., Nominal Defendant. SUMMARY NOTICE OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION TO: ALL OWNERS OF VEREIT, INC. (“VEREIT”) (F/K/A AMERICAN REALTY CAPITAL PROPERTIES INC. (“ARCP”)) COMMON STOCK (TICKER SYMBOL: VER) AND PREFERRED STOCK (TICKER SYMBOL: VERPF) AS OF SEPTEMBER 27, 2019, WHO CONTINUE TO OWN SUCH SHARES. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF VEREIT WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT 42350.00400 1

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 72 of 136 CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. PLEASE TAKE NOTICE that the consolidated stockholder derivative action captioned Witchko v. Schorsch, et al., Case No. 1:15-cv-06043-AKH (the “Action”) is being settled and the parties have entered into a Stipulation of Settlement, dated September 27, 2019 (the “Stipulation”). The terms of the proposed settlement of the Action are set forth in the Stipulation and all capitalized terms herein have the same meaning as defined in the Stipulation. This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. A further notice describing the Action along with the text of the Stipulation is available on VEREIT’s Investor Relations webpage, located at http://ir.VEREIT.com/. The AR Capital Parties have agreed to contribute consideration with a value of two- hundred and twenty-five million dollars ($225,000,000) (inclusive of the value of certain operating partnership units in VEREIT Operating Partnership, L.P., and related dividends previously surrendered by some of the AR Capital Parties as part of a settlement with the Securities and Exchange Commission, which total $31,972,934 in value) to a global settlement to settle any and all claims in the Derivative Actions, as well as the Class Action; Block has agreed to contribute consideration with a value of twelve million, five hundred thousand dollars ($12,500,000) to a global settlement to settle any and all claims in the Derivative Actions, as well as the Class Action; and GT has agreed to contribute forty-nine million dollars ($49,000,000) to a global settlement to settle any and all claims in the Derivative Actions, as well as the Class Action. IF YOU ARE A CURRENT RECORD OR BENEFICIAL OWNER OF VEREIT COMMON STOCK OR PREFERRED STOCK AS OF SEPTEMBER 27, 2019, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THIS LITIGATION. On [DATE] at _______, a hearing (the “Settlement Hearing”) will be held before the Honorable Alvin K. Hellerstein in Courtroom 14D of the U.S. District Court for the Southern District of New York, 500 Pearl Street, New York, New York 10007 to determine: (i) whether the proposed Settlement, upon the terms set forth in the Stipulation, should be finally approved in all respects as fair, reasonable, and adequate; (ii) whether the Judgment approving the Settlement, substantially in the form of Exhibit C attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims, Defendant Parties’ Released Claims, and NVSD Released Claims; and (iii) whether Plaintiffs’ Counsel’s Fee Award should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. The Court may adjourn the date of the Settlement Hearing without further notice to Current VEREIT Stockholders, and the Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. Any Current VEREIT Stockholder as of September 27, 2019 shall have a right to appear and to be heard at the Settlement Hearing. However, no stockholder shall be heard at the Settlement Hearing unless, at least twenty-one (21) calendar days prior to the date of the 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 73 of 136 Settlement Hearing, such stockholder has filed with the Court and delivered to counsel for the Parties a written notice of objection in accordance with the requirements below. Only stockholders who have filed and delivered validly and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any written notice of objection must contain the following information: 1. Your name, legal address, telephone number, and e-mail address; 2. Proof of ownership of VEREIT common stock on September 27, 2019 and through the date of the filing of the objection, including the number of shares of VEREIT common stock held and the date of purchase; 3. Nature of the objection, including any and all documentation or evidence in support of such objection; 4. Identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; 5. If a Current VEREIT Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) through (4) above, filed with the Clerk of the Court: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing (appearance is not required if you have lodged your objection with the Court). If a Current VEREIT Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon counsel listed below. 6. Signature of the stockholder making the objection. If you wish to object to the settlement, you must file a written objection setting forth the grounds for such objection and the information listed above with the Court on or before [DATE] 21 calendar days before the Settlement Hearing, with service to: (a) counsel to Plaintiffs in the Action, Matthew M. Houston, Glancy Prongay & Murray LLP, 712 Fifth Avenue, New York, NY 10019; (b) counsel to Defendants American Realty Capital Properties, Inc. and ARC Properties Operating Partnership, L.P., Jed M. Schwartz, Milbank LLP, 55 Hudson Yards, New York, NY 10001; (c) counsel to Defendants AR Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil, Reid M. Figel, Kellogg, Hansen, Todd, Figel & Frederick, P.L.L.C., 1615 M Street N.W., Suite 400, Washington, D.C. 20036; (d) counsel to Defendant Lisa Beeson, Guy Petrillo, Petrillo Klein & Boxer LLP, 655 Third Avenue, 22nd Floor, New York, NY 10017; (e) counsel to Defendant Brian S. Block, Michael C. Miller, Steptoe & Johnson, LLP, 1114 Avenue of the Americas, New York, NY 10036; (f) counsel to Defendant Grant Thornton LLP, Melanie E. Walker, Sidley 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 74 of 136 Austin LLP, One South Dearborn, Chicago, IL 60603; (g) counsel to Defendant David Kay, Beth Mueller, Kirkland & Ellis LLP, 1301 Pennsylvania Avenue, N.W. Washington, DC 20004; (h) counsel to Defendant Lisa P. McAlister, Adam L. Fotiades, Zuckerman Spaeder LLP, 1800 M Street NW, Suite 1000, Washington, DC 20036; (i) counsel to Defendant Nicholas S. Schorsch, Audra J. Soloway, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064; (j) counsel to Defendant Scott P. Sealy, Sr., John P. MacNaughton, Morris, Manning & Martin LLP, 3343 Peachtree Road, N.E., Suite 1600, Atlanta, GA 30326; (k) counsel to Defendants Thomas A. Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley, Christopher L. Garcia, Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153. Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above counsel. Any Person or entity who fails to object in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed settlement as set forth in the Stipulation and the Final Judgment Order, or to the award of attorneys’ fees and expenses to Plaintiff’s Counsel, unless otherwise ordered by the Court. VEREIT stockholders who have no objection to the settlement do not need to appear at the Settlement Hearing or take any other action. Inquiries may be made to Plaintiffs’ Counsel: Glancy Prongay & Murray LLP, 712 Fifth Avenue, New York, NY 10019. PLEASE DO NOT CONTACT THE COURT REGARDING THIS NOTICE DATED: ______________________, 2019 BY ORDER OF THE DISTRICT COURT, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 75 of 136 EXHIBIT B 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 76 of 136 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK JOANNE WITCHKO, Derivatively on Behalf of Nominal Defendant AMERICAN REALTY Lead Case No. 1:15-cv-06043-AKH CAPITAL PROPERTIES, INC., (Consolidated with Case No. Plaintiff, 1:15-cv-08563-AKH) v. NICHOLAS S. SCHORSCH, et al., Defendants, -and- AMERICAN REALTY CAPITAL PROPERTIES, INC., Nominal Defendant. [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE WHEREAS, the parties to the above-captioned consolidated stockholder derivative action (the “Action”) have made an application, pursuant to Federal Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the Stipulation and Agreement of Settlement dated September 27, 2019 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement and dismissal of the Action with prejudice; and (ii) approving the form and content of the Notice to Current VEREIT Stockholders, substantially in the form attached to the Stipulation as Exhibit A-1 (“Long Form Notice”), and the Summary Notice of Proposed Settlement of Stockholder Derivative Action, substantially in the form attached to the Stipulation as Exhibit A-2 (“Summary Notice”) (collectively, “Notice”); 1

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 77 of 136 WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (unless otherwise defined herein); and WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and all Settling Parties have consented to the entry of this Preliminary Approval Order. NOW THEREFORE, IT IS HEREBY ORDERED: 1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action. 2. A hearing (the “Settlement Hearing”) shall be held before the Court and the Honorable Alvin K. Hellerstein on _______________, 2020 at __:__ _.m.,1 at the U.S. District Court for the Southern District of New York, Courtroom 14D, 500 Pearl Street, New York, New York 10007, to determine: (i) whether the terms and conditions of the Settlement set forth in the Stipulation are fair, reasonable, and adequate to VEREIT and Current VEREIT Stockholders and should be finally approved by the Court; (ii) whether a Judgment finally approving the Settlement, substantially in the form of Exhibit C attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims, Defendant Parties’ Released Claims, and NVSD Released Claims, except as otherwise set forth in the Stipulation; and (iii) whether the Fee Award should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. 1 The Settling Parties respectfully request that the Settlement Hearing be scheduled at least forty-five (45) days after the deadline for providing notice of the proposed Settlement to Current VEREIT Stockholders, but in no event before the settlement hearing in the Class Action. 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 78 of 136 3. The Court approves, as to form and content, the Long Form Notice attached as Exhibit A-1 to the Stipulation and the Summary Notice attached as Exhibit A-2 to the Stipulation, and finds that the posting of the Long Form Notice and the Summary Notice substantially in the manner and form set forth in this Order meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to Current VEREIT Stockholders and all other Persons entitled thereto. 4. Within ten (10) calendar days after the Court’s entry of the Preliminary Approval Order, VEREIT shall cause a press release to be issued that contains the contents of the Long Form Notice, and referring the Current VEREIT Stockholders to VEREIT’s Investor Relations webpage, located at http://ir.vereit.com/, for more information, as well as file a current report on Form 8-K with the Securities & Exchange Commission referencing such press release. VEREIT’s Investor Relations webpage shall include a link to the aforementioned press release, the Stipulation, and the Preliminary Approval Order. In addition, within ten (10) calendar days after the Court’s entry of the Preliminary Approval Order, VEREIT shall cause the Summary Notice to be published once in Investor’s Business Daily. 5. All papers in support of the Settlement and the Fee Award shall be filed with the Court and served at least thirty-five (35) calendar days prior to the Settlement Hearing, any papers in opposition to the Settlement or the Fee Award shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing, and any reply papers shall be filed with the Court at least seven (7) calendar days prior to the Settlement Hearing. 6. Any Current VEREIT Stockholder may object and/or appear and show cause, if he, she, or it has any concern regarding why the Settlement should not be finally approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or why the Fee Award 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 79 of 136 should not be finally approved; provided, however, that unless otherwise ordered by the Court, no Current VEREIT Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award, unless that stockholder has, at least twenty-one (21) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the stockholder’s name, legal address, telephone number and e-mail address; (b) proof of ownership of VEREIT common stock on September 27, 2019 and through the date of the filing of the objection, including the number of shares of VEREIT common stock held and the date of purchase; (c) the nature of the objection; including any and all documentation or evidence in support of such objection; (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (e) the signature of the stockholder making the objection or his, her, or its counsel; and (2) if a Current VEREIT Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. If a Current VEREIT Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following: 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 80 of 136

Robert I. Harwood
Matthew M. Houston
Benjamin I. Sachs-Michaels
GLANCY PRONGAY & MURRAY LLP
712 Fifth Avenue, 31st Floor
New York, NY 10019
Tel: (212) 935-7400

Plaintiff's Counsel

Scott A. Edelman
Antonia M. Apps
Jed M. Schwartz
Jonathan Ohring
MILBANK LLP
55 Hudson Yards
New York, New York 10001
Tel: (212) 530-5000

Counsel for Nominal Defendant American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.)

Theodore V. Wells Jr.
Daniel J. Kramer
Lorin L. Reisner
Audra J. Soloway
Christopher L. Filburn
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Tel: (212) 373-3000

Counsel for Nicholas S. Schorsch

James P. Gillespie
Beth Mueller
KIRKLAND & ELLIS LLP
1301 Pennsylvania Avenue NW
Washington, D.C. 20004
Tel: (202) 389-5000

Counsel for David Kay

Reid M. Figel
Rebecca A. Beynon
Andrew E. Goldsmith
Bradley E. Oppenheimer
KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C.
1615 M Street N.W., Suite 400
Washington, D.C. 20036
Tel: (202) 326-7900

Counsel for AR Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil

Guy Petrillo
Dan Goldman
PETRILLO KLEIN & BOXER LLP
655 Third Avenue, 22nd Floor
New York, NY 10017
Tel: (212) 370-0330

Counsel for Lisa Beeson

5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 81 of 136

John P. MacNaughton
Eric A. Larson
1600 Atlanta Financial Center
343 Peachtree Road, N.E.
Atlanta, GA 30326
Tel: (404) 233-7000

Counsel for Scott P. Sealy, Sr.

Christopher L. Garcia
Richard W. Slack
Evert J. Christensen, Jr.
Adam Bookman
Raquel Kellert
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, NY 10153

Counsel for Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank

Adam L. Fotiades
ZUCKERMAN SPAEDER LLP
1800 M Street NW, Suite 1000
Washington, DC 20036-5807
Tel: (202) 778-1800

Daniel P. Moylan
ZUCKERMAN SPAEDER LLP
100 East Pratt Street, Suite 2440
Baltimore, MD 21202-1031
Tel: (410) 332-0444

Counsel for Lisa McAlister

Gary F. Bendinger
SIDLEY AUSTIN LLP
787 Seventh Avenue
New York, NY 10019
Tel: (212) 839-5300

Bruce R. Braun
Melanie E. Walker
Kendra L. Stead
SIDLEY AUSTIN LLP
One South Dearborn
Chicago, IL 60603
Tel: (312) 853-7000

Counsel for Grant Thornton LLP

Michael C. Miller
Michael G. Scavelli
STEPTOE & JOHNSON LLP
1114 Avenue of the Americas
New York, NY 10036
Tel: (212) 506-3900

Counsel for Brian Block

6

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 82 of 136 Any Current VEREIT Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and the Fee Award as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation. 7. At least ten (10) business days prior to the Settlement Hearing, VEREIT’s Counsel shall serve on Matthew M. Houston, Glancy Prongay & Murray LLP, 712 Fifth Avenue, 31st Floor, New York, NY 10019 and file with the Court, proof, by affidavit or declaration, of the publication, filing, and posting of the Notice. 8. All Current VEREIT Stockholders shall be bound by all orders, determinations, and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Current VEREIT Stockholders. 9. Pending final determination of whether the Settlement should be approved, none of Plaintiffs, Plaintiffs’ Counsel, VEREIT or any Current VEREIT Stockholders or other Persons shall commence, continue, or prosecute, or in any way instigate or participate in the commencement, continuation, or prosecution of, any action or proceeding asserting any Released Claims against any of the Non-VEREIT Settling Defendants, or any other Released Person, in any court or tribunal. 10. Pending final determination of whether the Settlement should be approved, the Non-VEREIT Settling Defendants shall not commence, continue, prosecute, or in any way instigate or participate in the commencement, continuation, or prosecution of, any action or 7

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 83 of 136 proceeding asserting any NVSD Released Claims against VEREIT Released Persons, in any court or tribunal. 11. The fact and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons or VEREIT Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons or VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person or VEREIT Released Persons, or against Plaintiffs as evidence of any infirmity in their claims; or (c) shall not be offered, received, or used in any way against any of the Released Persons or VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons 8

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 84 of 136 or VEREIT Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, the Released Persons and VEREIT Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 12. If the Stipulation is terminated pursuant to its terms, or the Effective Date does not otherwise occur, all proceedings in the Action will revert to their status as of the date immediately preceding the date of the Stipulation. 13. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current VEREIT Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current VEREIT Stockholders. IT IS SO ORDERED. DATED: ______________________ __________________________________________ HONORABLE ALVIN K. HELLERSTEIN 9

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 85 of 136 10

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 86 of 136 EXHIBIT C 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 87 of 136 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK JOANNE WITCHKO, Derivatively on Behalf of Nominal Defendant AMERICAN REALTY Lead Case No. 1:15-cv-06043-AKH CAPITAL PROPERTIES, INC., (Consolidated with Case No. Plaintiff, 1:15-cv-08563-AKH) v. NICHOLAS S. SCHORSCH, et al., Defendants, -and- AMERICAN REALTY CAPITAL PROPERTIES, INC., Nominal Defendant. [PROPOSED] FINAL ORDER AND JUDGMENT APPROVING SETTLEMENT This matter came before the Court for hearing pursuant to this Court’s Order Preliminarily Approving Derivative Settlement and Providing for Notice, dated _______ (the “Preliminary Approval Order”), on the application of the Settling Parties for final approval of the Settlement set forth in the Stipulation and Agreement of Settlement dated September 27, 2019 (the “Stipulation”). Due and adequate notice having been given to Current VEREIT Stockholders as required in the Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed of the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 88 of 136 1. This Final Order and Judgment (“Judgment”) incorporates by reference the definitions in the Stipulation, and except where otherwise specified herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation. 2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement. 3. The Court finds that the Settlement set forth in the Stipulation is fair, reasonable, and adequate as to each of the Settling Parties and Current VEREIT Stockholders, and hereby finally approves the Settlement in all respects and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. 4. The Action, all claims contained therein, and any other Released Claims, any NVSD Released Claims, and any Defendant Parties’ Released Claims, are hereby ordered as fully, finally, and forever compromised, settled, released, discharged and dismissed on the merits and with prejudice by virtue of the proceedings herein and this Judgment. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation. 5. Upon the Effective Date, VEREIT, Plaintiffs, and each of VEREIT’s stockholders shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. VEREIT, Plaintiffs, and each of VEREIT’s stockholders shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or this Judgment entered pursuant thereto. 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 89 of 136 6. Upon the Effective Date, VEREIT and each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs, their beneficiaries, and Plaintiffs’ Counsel from any and all Defendant Parties’ Released Claims. VEREIT and the Released Persons shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel with respect to any claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action or any Defendant Parties’ Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Defendant Parties’ Released Claims against Plaintiffs, their beneficiaries, or Plaintiffs’ Counsel except to enforce the releases and other terms and conditions contained in the Stipulation and/or this Judgment entered pursuant thereto. 7. Upon the Effective Date, the Non-VEREIT Settling Defendants shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged the NVSD Released Claims against each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons. The Non-VEREIT Settling Defendants shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons with respect to any NVSD Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the NVSD Released Claims against the VEREIT Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or this Judgment entered pursuant thereto. 8. Notwithstanding Paragraph 7 of this Judgment, in the event that any Derivative Action other than the Action, or any derivative proceeding filed subsequent to execution of the 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 90 of 136 Stipulation alleging claims that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or Class Action, is permitted to proceed against any Non-VEREIT Settling Defendant: (i) VEREIT shall not be released from any rights of advancement, indemnification, contribution, or any other rights that such Non- VEREIT Settling Defendant has or may have for any claims, demand or losses (all subject to meeting applicable laws, requirements, and standards) arising out of such derivative proceeding; and (ii) GT shall be entitled to receive from VEREIT indemnification for and advancement of reasonable fees, costs, and expenses incurred or paid by GT in defending such derivative proceeding, and (subject to meeting applicable laws) amounts paid by GT in settlement of or in satisfaction of a judgment rendered in such derivative proceeding. 9. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Supplementary Agreements. 10. The Court finds that Notice was made in accordance with the Preliminary Approval Order and provided the best notice practicable under the circumstances to all Persons entitled to such notice, and said notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process. 11. The Court finds that during the course of the Action, the Settling Parties and their counsel at all times complied with Federal Rule of Civil Procedure 11. 12. The Court finds that the Fee Award of __________ dollars ($________.00) is fair and reasonable, in accordance with the Stipulation, and finally approves the Fee Award. 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 91 of 136 13. This Judgment, the fact and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiffs or the validity, or lack thereof, of any claim that has been or could have been asserted in the Derivative Actions or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons or VEREIT Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons or VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person or VEREIT Released Persons, or against Plaintiffs as evidence of any infirmity in their claims; or (c) shall not be offered, received, or used in any way against any of the Released Persons or VEREIT Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons or VEREIT Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. 5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 92 of 136 None of this Judgment, the Stipulation, or the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that the Released Persons and VEREIT Released Persons may refer to the Settlement, the Stipulation, and the Judgment, and may file the Stipulation and/or this Judgment, in any action to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 14. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (a) implementation of the Settlement; and (b) all Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and this Judgment, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation. 15. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58. IT IS SO ORDERED. DATED: __________________________________________ HONORABLE ALVIN K. HELLERSTEIN 6

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 93 of 136 EXHIBIT D 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 94 of 136 EXECUTION COPY SECONDARY AGREEMENT This springing Secondary Agreement (“Secondary Agreement”), dated as of September 27, 2019 (the “Effective Date”), is entered into by and between: A. VEREIT, Inc. (“VEREIT”); B. Nicholas S. Schorsch (“Schorsch”); Peter M. Budko (“Budko”); William M. Kahane (“Kahane”); Edward M. Weil (“Weil”); AR Capital, LLC and ARC Properties Advisors, LLC (together, the “AR Capital Parties”); Scott J. Bowman; Brian D. Jones; David Kay; Lisa P. McAlister; Lisa Beeson; Scott P. Sealy, Sr.; Thomas A. Andruskevich; Leslie D. Michelson; Edward G. Rendell; William G. Stanley; Bruce D. Frank; Brian S. Block (“Block”); and Grant Thornton LLP (“GT”) (collectively, with all other individuals and entities listed in Paragraph B, the “Derivative Defendants”). Each of VEREIT and the Derivative Defendants is referred to as a “Party” and collectively as the “Parties”. Although they are not a Party to this Secondary Agreement, each of Joanne Witchko, Edward Froehner, and Jeffrey Turner as trustee for Michele Graham Turner 1995 Revocable Trust (“Witchko Derivative Plaintiffs”), through their undersigned attorneys, approves of the terms contained herein. RECITALS As a preamble to this Secondary Agreement, the Parties state as follows: A. WHEREAS, on September 8, 2019, the Parties, and the Witchko Derivative Plaintiffs, entered into a binding Memorandum of Understanding reflecting the intent of the Parties and the Witchko Derivative Plaintiffs to fully and finally resolve all of the claims that have been or could have been asserted on behalf of VEREIT against the Derivative Defendants (the “Derivative Settlement”), including but not limited to claims that have been or could have been asserted on behalf of VEREIT against the Derivative Defendants in (i) the consolidated shareholder derivative actions captioned as Witchko v. Schorsch, et al., No. 1:15-cv-06043-AKH (the “Witchko Action”), currently pending in the United States District Court for the Southern District of New York (the “Court”), (ii) the shareholder derivative action filed in the Circuit Court for Baltimore City, Maryland, captioned Frampton v. Schorsch, et al., No. 24-C-15-006269, (iii) the shareholder derivative action filed in the Supreme Court of the State of New York, captioned Fran Kosky Roth IRA v. Schorsch, et al., No. 653093/2016, and (iv) the shareholder derivative action filed in the United States District Court for the District of Maryland, captioned Meloche, et al. v. Schorsch, et al., No. 1:16-cv-03366-ELH (collectively, the “Derivative Actions”). B. WHEREAS, the Parties and the Witchko Derivative Plaintiffs have contemporaneously herewith submitted to the Court a Stipulation and Agreement of Settlement (“Stipulation”) seeking a final judgment of the Court resolving the Witchko Action, and the claims that have been or could have been asserted on behalf of VEREIT against the Derivative Defendants 42350.00200 1

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 95 of 136 EXECUTION COPY in the Derivative Actions, in accordance with the terms and provisions of the Stipulation (the “Judgment”); C. WHEREAS, recognizing VEREIT’s ability to settle and compromise claims that have been or could have been asserted in the Derivative Actions (see, e.g., Wolf v. Barkes, 348 F.2d 994 (2d Cir. 1965)), the Parties have entered into this Secondary Agreement to settle and compromise those claims in the event that the Judgment is reversed or vacated on appeal; D. NOW, THEREFORE, in consideration of the mutual promises, covenants, obligations, agreements, conditions, and undertakings set forth herein, as well as other consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows: TERMS AND CONDITIONS 1. No Admission. No Party admits any factual or legal assertion that has been advanced in the Derivative Actions, and this Secondary Agreement shall not constitute or be deemed an admission by any Party with respect to any factual or legal assertion that has been advanced in the Derivative Actions. 2. Class Settlement and Derivative Settlement. Concurrently with the Derivative Settlement, VEREIT and certain of the Derivative Defendants have agreed to settle the action captioned In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc- 00040-AKH (the “Class Action” and related “Class Settlement”). GT has agreed to contribute forty-nine million dollars ($49,000,000) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions (the “GT Contribution”). Certain Derivative Defendants, including Schorsch, Budko, Kahane, and Weil (“ARC Individuals”) as well as the AR Capital Parties (collectively, the “ARC Parties”) have agreed to contribute consideration with a value of two-hundred and twenty-five million dollars ($225,000,000) (inclusive of the value of certain operating partnership units in VEREIT Operating Partnership, L.P., and related dividends previously surrendered by some of the ARC Individuals as part of a settlement with the Securities and Exchange Commission, which total $31,972,934 in value) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions (the “ARC Contribution”). Block has agreed to contribute consideration with a value of twelve million, five hundred thousand dollars ($12,500,000) to a global settlement to settle the Class Action, as well as any and all claims in the Derivative Actions (the “Block Contribution”). 3. Conditions Precedent. a. This Secondary Agreement shall have no force and effect in any respect to any Derivative Defendant or VEREIT unless the Court enters the Judgment. b. In the event that the Court enters the Judgment, the Secondary Agreement shall have force and effect with respect to VEREIT and any particular Derivative Defendant only if the Judgment is reversed, modified, or vacated (in whole or in part) by the United States Court of Appeals for the Second Circuit or the Supreme Court of the United States as to VEREIT or as to 42350.00200 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 96 of 136 EXECUTION COPY that particular Derivative Defendant, who thereafter shall be an “Unresolved Defendant.” Notwithstanding the foregoing, this Secondary Agreement shall have no force and effect with respect to VEREIT or any Derivative Defendant if the United States Court of Appeals for the Second Circuit or the Supreme Court of the United States reverses, modifies, or vacates provisions of the Judgment concerning only the Fee Award (as defined in the Stipulation). c. For the avoidance of doubt, if any of the ARC Parties becomes an Unresolved Defendant then each of the ARC Parties shall become an Unresolved Defendant within the meaning of this Secondary Agreement. 4. Reimbursement and Payment of Settlement Consideration. a. If the ARC Parties become Unresolved Defendants, the ARC Parties shall be deemed to have been immediately reimbursed by VEREIT for the amount of the ARC Contribution, and the ARC Parties shall immediately thereafter be deemed to have paid such amounts to VEREIT. Solely for United States federal and applicable state and local income tax purposes, any deemed reimbursement and payment pursuant to this Paragraph 4(a) shall be treated by the ARC Parties as a refund of the ARC Contribution to the ARC Parties in accordance with the terms and provisions of the Stipulation followed by a payment by the ARC Parties to VEREIT in settlement of, and allocable to, the Derivative Actions. b. If Block becomes an Unresolved Defendant, Block shall be deemed to have been immediately reimbursed by VEREIT for the amount of the Block Contribution, and Block shall immediately thereafter be deemed to have paid such amounts to VEREIT. c. If GT becomes an Unresolved Defendant, GT shall be deemed to have been immediately reimbursed by VEREIT for the amount of the GT Contribution, and GT shall immediately thereafter be deemed to have paid such amounts to VEREIT. d. In the event that any Derivative Action other than the Witchko Action, or any derivative proceeding filed subsequent to execution of the Stipulation alleging claims that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, is permitted to proceed against any Unresolved Defendant: (i) VEREIT shall not be released from any rights of advancement, indemnification, contribution, or any other rights that such Unresolved Defendant has or may have for any claims, demand or losses (all subject to meeting applicable laws, requirements, and standards) arising out of such derivative proceeding; and (ii) GT shall be entitled to receive from VEREIT indemnification for and advancement of reasonable 42350.00200 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 97 of 136 EXECUTION COPY fees, costs, and expenses incurred or paid by GT in defending such derivative proceeding, and (subject to meeting applicable laws) amounts paid by GT in settlement of or in satisfaction of a judgment rendered in such derivative proceeding. 5. Releases. Upon this Secondary Agreement coming into full force and effect, the following releases between VEREIT and any Unresolved Defendant (each an “Unresolved Party” and collectively the “Unresolved Parties”) shall automatically and irrevocably be deemed to be valid, in full force and effect, and binding on the Unresolved Parties: a. Unresolved Defendants Releases. The Unresolved Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged the NVSD Released Claims (as defined in the Stipulation) against each respective Non-VEREIT Settling Defendant (as defined in the Stipulation) and the VEREIT Released Persons (as defined in the Stipulation). The Unresolved Defendants shall be deemed to have covenanted not to sue each respective Non-VEREIT Settling Defendant and the VEREIT Released Persons with respect to any NVSD Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the NVSD Released Claims against the VEREIT Released Persons except to enforce the releases and other terms and conditions contained in this Secondary Agreement. b. VEREIT Releases. VEREIT shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (as defined in the Stipulation) against the Unresolved Defendants. VEREIT shall be deemed to have covenanted not to sue any Unresolved Defendant with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Unresolved Defendants except to enforce the releases and other terms and conditions contained in this Secondary Agreement. c. Dismissal. VEREIT shall promptly seek to have dismissed or otherwise terminated, to the extent they have not been already, the Derivative Actions. In the event that, subsequent to the execution of this agreement, any derivative proceeding is filed alleging claims that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Derivative Actions or the Class Action, VEREIT shall promptly seek to have dismissed or otherwise terminated such subsequent derivative proceeding. 6. Unknown Claims. The Parties acknowledge that there is a risk that subsequent to the execution of this Secondary Agreement, a Party may discover, incur, or suffer from claims that were unknown or unanticipated at the time this Settlement Agreement was executed, including, without limitation, unknown or unanticipated claims which, if known, may have materially affected a Party’s decision to execute this Settlement Agreement (the “Unknown Claims”). The Parties acknowledge that, subject to any exceptions set forth in this Secondary Agreement, they are assuming the risk of such Unknown Claims. The Parties expressly waive the benefits of California Civil Code § 1542, which provides: 42350.00200 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 98 of 136 EXECUTION COPY A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Parties likewise expressly waive the benefits conferred by any law or principle of common law that, similar or equivalent to California Civil Code § 1542, preserves claims not known or suspected to exist in their favor which, if known or anticipated, would have materially affected the execution of this Secondary Agreement. The Parties hereby represent that they are not aware of any such Unknown Claims at this time, and the Parties agree that this representation is a material term of this release of Unknown Claims. 7. Survival. Anything else in this Secondary Agreement notwithstanding, the Parties do not release any Party from any claims related to the enforcement of this Secondary Agreement. 8. Confidentiality. The Parties agree that there will be no public announcements or disclosure regarding this Secondary Agreement until its terms and contents are disclosed to the Court. 9. Binding Effect. The Parties intend for this Secondary Agreement to be binding to the fullest extent allowable under law. 10. Headings. The headings set forth in this Secondary Agreement have been inserted for the convenience of reference only. Such headings shall not be considered a part of this Secondary Agreement, and neither shall they limit, modify, or affect in any way the meaning or interpretation of this Secondary Agreement. 11. Severability. If any provision of this Secondary Agreement, other than Paragraphs 1 through 7, is determined by a final, non-appealable judgment of a court of competent jurisdiction to be illegal, invalid, or unenforceable, such determination shall not affect the balance of this Secondary Agreement, which shall remain in full force and effect as such illegal, invalid, or unenforceable provision shall be deemed severable. If one or more of Paragraphs 1 through 7 is determined by a final, non-appealable judgment of a court of competent jurisdiction to be illegal, invalid, or unenforceable, Paragraph 12 will remain in full force and effect. 12. Impact of Invalidity. In the event that this Secondary Agreement is determined by a final, non-appealable judgment of a court of competent jurisdiction to be illegal, invalid, or unenforceable in its entirety or as to any of Paragraphs 1 through 7, then: a. VEREIT shall deposit one hundred ninety-three million, twenty-seven thousand, and sixty-six dollars ($193,027,066) into an escrow account that (along with interest earned thereon) shall remain under VEREIT’s sole possession, custody, and control pending the resolution of any litigation between any of the ARC Parties and VEREIT; b. VEREIT shall deposit twelve million, five hundred thousand dollars ($12,500,000) into an escrow account that (along with interest earned thereon) shall remain under VEREIT’s sole possession, custody, and 42350.00200 5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 99 of 136 EXECUTION COPY control pending the resolution of any litigation between Block and VEREIT; c. VEREIT shall deposit forty-nine million dollars ($49,000,000) into an escrow account that (along with interest earned thereon) shall remain under VEREIT’s sole possession, custody, and control pending the resolution of any litigation between GT and VEREIT; and d. any releases provided by VEREIT to Derivative Defendants, any releases provided by Derivative Defendants to VEREIT, and any releases provided by Derivative Defendants to each other, shall be null and void. For the avoidance of doubt, VEREIT shall be entitled to pursue any and all claims against the Derivative Defendants, including but not limited to, claims for contribution in respect of the Class Settlement, and the Derivative Defendants shall be entitled to assert any rights to indemnification or advancement of fees that they would have otherwise been entitled to assert, and GT shall be entitled to pursue its claims. Nothing in this Paragraph 12(d) shall affect the terms agreed to in any separate agreement by any of the Parties to the Stipulation. 13. Drafter. None of the Parties to this Secondary Agreement shall be considered to be the drafter of this Settlement Agreement or any of its provisions for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter. 14. Governing Law. This Secondary Agreement is governed by the laws of the State of New York, without regard to any principles of conflicts of law. 15. Disputes Regarding the Secondary Agreement. Any dispute regarding the interpretation or implementation or operation of this Secondary Agreement shall be decided by the Hon. Layn Phillips, acting as arbitrator, whose determinations shall be binding and non- appealable. 16. Counterparts. This Secondary Agreement may be executed in counterparts and, as so executed, shall constitute one and the same agreement, and shall be binding on the Parties. A copy, PDF, or facsimile of a signature on this Settlement Agreement shall have the same force and effect as an original signature. [Execution Pages Follow] 42350.00200 6

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 106 of 136 EXECUTION COPY EXECUTED AND AGREED: PAUL, WEISS, R[FK[ND, WHARTON & MILBANK LLP. on behalf of VEREIT GARRISON LLP, on behalf of Nicholas S. Schorsch KELLOGG, HANSEN, TODD, FIGEL & KIRKLAND & ELLIS LLP, on behalf of FREDERICK, P.L.L.C., ou behalf of AR David Kay Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil STEPTOE & JOHNSON LLP, on behalf of PETRILLO KLEIN & BOXER LLP, on behalf Brian Block of Lisa Beeson Ry: MORRIS, MANNING & MARTIN LLP, ON WEIL, GOTSHAL & MANGES LLP, ON behalf of Scott P. Sealy, Sr. behalf of Thomas A. Andruskevich, Leslie D, Michelsoa, Edward G. Rendell, William G. Stanley, and Bruce D. Frank By By: ZUCKERMAN SPAEDERLLP, onbehalf of SIDLEY AUSTIN LLP, on behalf of Grant Lisa McAlister Thornton LLP By: 7

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 107 of 136 EXECUTION COPY EXECUTED AND AGREED: PAUL, WEISS, RIFKIND, WHARTON & MILBANK LLP, on behalf of VEREIT GARRISON LLP, on behalf of Nicholas S. Schorsch By: By: KELLOGG, HANSEN, TODD, FIGEL & KIRKLAND & ELLIS LLP, on behalf of FREDERICK, P.L.L.C., on behalf of AR David Kay Capital, LLC, ARC Properties Advisors, LLC, Scott J. Bowman, Peter M. Budko, Brian D. Jones, William M. Kahane, and Edward M. Weil By: By: STEPTOE & JOHNSON LLP, on behalf of PETRILLO KLEIN & BOXER LLP, on behalf Brian Block of Lisa Beeson By: By: MORRIS, MANNING & MARTIN LLP, on WEIL, GOTSHAL & MANGES LLP, on behalf of Scott P. Sealy, Sr. behalf of Thomas A. Andruskevich, Leslie D. Michelson, Edward G. Rendell, William G. Stanley, and Bruce D. Frank By: By: ZUCKERMAN SPAEDER LLP, on behalf of SIDLEY AUSTIN LLP, on behalf of Grant Lisa McAlister Thornton LLP By: ___________________________ By: 42350.00200 7

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 110 of 136

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 111 of 136 EXHIBIT E 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 112 of 136 DATED: 8/23/2019 EXECUTION COPY AGREEMENT REGARDING SETTLEMENT, CONTRIBUTION, AND RELEASE This binding Agreement Regarding Settlement, Contribution, and Release (the “Settlement Agreement”) is made and entered into between and among (i) VEREIT, Inc., formerly known as American Realty Capital Properties, Inc., and VEREIT Operating Partnership, L.P., formerly known as ARC Properties Operating Partnership, L.P. (“VEREIT OP” and, with VEREIT, Inc., collectively “VEREIT”), (ii) Nicholas S. Schorsch, Shelley Schorsch, Peter M. Budko, William K. Kahane, Edward M. Weil, AR Capital, LLC (“AR Capital”), and ARC Properties Advisors, LLC (together, the “AR Capital Parties”). Each of the foregoing individually is referred to as a “Party” and collectively they are referred to as the “Parties”. RECITALS WHEREAS, many of the Parties are parties to one or all of (i) the action captioned In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc-00040-AKH (S.D.N.Y.) (the “Class Action”), currently pending in the United States District Court for the Southern District of New York (the “Court”), and (ii) the consolidated actions captioned as Witchko v. Schorsch, No. 1:15-cv-06043-AKH (S.D.N.Y.), currently pending in the Court, the action captioned as Frampton v. Schorsch, No. 24-C-15-006269 (Md. Cir. Ct.), currently pending in the Circuit Court for Baltimore City, Maryland, the action captioned as Fran Kosky Roth IRA v. Schorsch, No. 653093/2016 (N.Y. Sup. Ct.), currently pending in the Supreme Court of the State of New York, and the action captioned as Meloche v. Schorsch, No. 1:16-cv-03366-ELH (D. Md.), currently pending in the United States District Court for the District of Maryland (together, the “Derivative Actions” and with the Class Action, the “Actions”); WHEREAS, with the exception of the matters specifically identified and described herein, the Parties wish to fully and finally resolve all claims, demands, losses, rights, and causes of action of any nature whatsoever that (i) VEREIT has against any of the AR Capital Parties, and (ii) that any of the AR Capital Parties has against VEREIT, including but not limited to, all claims, demands, losses, rights, and causes of action of any nature whatsoever that arise out of, are based upon, or relate to in any way any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Actions; WHEREAS, the Parties have not reached agreement with the plaintiffs in the Derivative Actions, and final consummation of the agreement set forth herein is contingent upon a final resolution of the Derivative Actions being achieved; and WHEREAS, the Parties have reached agreement on the terms and conditions for which the AR Capital Parties would contribute to a fund to settle the Actions (“Settlement Fund”). NOW THEREFORE, in consideration of the mutual promises, covenants, obligations, agreements, conditions, and undertakings set forth herein, as well as other considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 113 of 136 EXECUTION COPY TERMS AND CONDITIONS 1. AR Capital Settlement Amount. The Parties agree that the AR Capital Parties collectively shall contribute $225,000,000 to the Settlement Fund (the “AR Capital Settlement Amount”), which amount shall represent the AR Capital Parties’ sole contribution to the settlement of the Actions. VEREIT acknowledges that the AR Capital Parties already have funded $31,972,934 of the AR Capital Settlement Amount. The balance of the AR Capital Settlement Amount will be paid by the AR Capital Parties at the same time that VEREIT provides funds to settle the Class Action pursuant to an agreement to be reached by the plaintiffs in the Class Action, VEREIT, and the AR Capital Parties (“Plaintiffs’ Settlement Agreement”). 2. Source of Funds. The AR Capital Parties may fund the AR Capital Settlement Amount with any combination, at their election, of (i) cash, (ii) surrender and assignment to VEREIT of any of the 19,644,581 operating partnership units in VEREIT OP (“OP Units”) owned or controlled by the AR Capital Parties, (iii) dividends/distributions on account of the OP Units, and (iv) interest on dividends/distributions (in an amount no greater than the limit in Paragraph 5 of this Settlement Agreement). 3. Valuation of OP Units. To the extent that any of the AR Capital Parties fund the AR Capital Settlement Amount with OP Units as described in clause (ii) of Paragraph 2, each OP Unit will be valued based on the volume weighted average price of VEREIT common stock on the fifth trading day after the agreement to settle the Class Action is publicly announced. No later than three (3) days after such trading day, the AR Capital Parties shall provide notice to VEREIT of the number of OP Units, amount of dividends/distributions, amount of interest, and amount of cash that they will elect to use to fund the AR Capital Settlement Amount in accordance with Paragraph 2. 4. Valuation of Dividends/Distributions. The Parties agree that the value of the dividends/distributions referred to in clause (iii) of Paragraph 2 is $42,684,838 as of the date of execution of this Settlement Agreement, and that such value is subject to upward adjustment for dividends/distributions on the OP Units designated as being used to fund the AR Capital Settlement Amount based on any additional dividends/distributions declared by VEREIT to its common shareholders for which the record date occurs before the date of funding as described in Paragraph 1. For the avoidance of doubt, this upward adjustment for dividends/distributions on the OP Units designated as being used to fund the AR Capital Settlement Amount will include the dividend/distribution announced by VEREIT on August 5, 2019, scheduled to be paid on October 15, 2019. 5. Valuation of Interest. The Parties agree that the value of interest on dividends/distributions referred to in clause (iv) of Paragraph 2 is $2,500,000. 6. Side A Insurance Proceeds. a. VEREIT acknowledges that the AR Capital Parties will seek to recover proceeds under the following excess difference in conditions insurance policies covering a policy period from February 7, 2014 through February 7, 2015 (the “Side A Policies”): (i) Westchester Fire Insurance Company Policy No. G243714402002, (ii) STARR Policy No. 42350.0020042350.00200 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 114 of 136 EXECUTION COPY SISIXFL21156814, (iii) RSUI Policy No. NHS655965, and (iv) AXIS Policy No. MNH779259/01/2014. VEREIT will cooperate fully with the AR Capital Parties in their pursuit of coverage under the Side A Policies, including providing written confirmation as soon as practicable to the Side A insurers which parties VEREIT does not believe it has a duty to indemnify. The AR Capital Parties shall be entitled to obtain such proceeds under the Side A Policies (in an allocation to be determined by the AR Capital Parties), if and only if, in the event that the Actions are settled, the AR Capital Parties have used their best efforts to obtain for VEREIT from the insurance carriers who issued the Side A Policies, full and complete releases from all claims, demands, losses, rights, and causes of action of any nature whatsoever that arise out of, are based upon, or relate to in any way any of the Side A Policies, that could potentially be brought against VEREIT. b. In the event the AR Capital Parties cannot obtain the settlement and/or release contemplated in Paragraph 6.a, and VEREIT is made a party or threatened to be made a party to any action by the insurers that issued or hold the Side A Policies (or anyone acting at their direction, collectively the “Side A insurers”) or in connection with any third party discovery to which VEREIT is subject in connection with the litigation between the Side A Insurers and the AR Capital Parties: i. the AR Capital Parties, jointly and severally, agree to indemnify and hold harmless VEREIT and VEREIT’s directors, officers, employees, and agents (collectively, the “Indemnitees”) from and against any losses, claims, damages or liabilities (including, without limitation, advancement and indemnification of reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted as such fees and expenses are incurred, joint or several, to which any of the Indemnitees may become subject, insofar as such losses, claims, damages or liabilities) arising out of or are based upon any action related to the Side A Policies; ii. at their election, the AR Capital Parties may assume control of the defense against any such losses, claims, damages or liabilities. If the AR Capital Parties assume control of the defense of such claim, VEREIT shall have the right to employ separate counsel (selected in its reasonable discretion subject to subsection (iv) below) and to participate in the defense thereof and have fees of separate counsel advanced by the AR Capital Parties, if (i) the AR Capital Parties have failed diligently to pursue or defend such claim or (ii) if the AR Capital Parties counsel determines that a conflict of interest has arisen that requires separate representation. If VEREIT believes, contrary to the view of the AR Capital Parties’ counsel, that a conflict of interest has arisen, the General Counsel of VEREIT and the Deputy General Counsel of AR Global shall meet and confer to resolve any disagreement. If they are unable to resolve such disagreement, VEREIT may invoke the dispute resolution procedures of Paragraph 21 for binding arbitration; the prevailing party attorneys’ fees provision of Paragraph 22 shall apply to any such arbitration; and iii. in the event the AR Capital Parties do not assume control of the defense of such claim, the AR Capital Parties will advance all costs and expenses 42350.0020042350.00200 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 115 of 136 EXECUTION COPY (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding) incurred by any of the Indemnitees arising out of or related to the foregoing; and iv. if VEREIT retains as outside counsel Milbank LLP and seeks any indemnification or advancement of reasonable attorneys’ fees as provided for under Paragraph 6(b), VEREIT agrees that it will not seek indemnification or advancement at a rate that exceeds a ten (10) % discount on Milbank LLP’s standard rates. c. VEREIT shall have no obligation to advance to the AR Capital Parties, or to indemnify the AR Capital Parties for, any fees or expenses, legal or otherwise, incurred in connection with litigating against, or negotiating or settling with, the insurers that issued the Side A Policies. d. Each of the AR Capital Parties represent and warrant that, as of the date of this Agreement, other than as set forth in this Agreement, they are not aware of any threatened or pending action by any insurer against VEREIT relating to the Actions. 7. SEC Disgorgement or Penalties. For the avoidance of doubt, to the extent that VEREIT recovers or receives any of the disgorgement or penalty amounts paid by the AR Capital Parties or Brian Block to the U.S. Securities and Exchange Commission (“SEC”) in connection with the matter captioned SEC v. AR Capital, LLC, Nicholas Schorsch and Brian Block, 19 Civ. 6603 (S.D.N.Y.) (the “SEC Action”), such amounts are intended to be for the benefit of VEREIT only and will not be credited in any way towards the obligation of the AR Capital Parties to fund the AR Capital Settlement Amount. This Paragraph 7 does not apply to the OP Units already surrendered to VEREIT with the value of $31,972,934, as referenced in Paragraph 1 hereof. 8. ARCT III & ARCT IV Insurance. For the avoidance of doubt, the Parties agree that, with respect to amounts received going forward from XL Specialty Insurance Company under Management Liability and Company Reimbursement Insurance Policy Numbers ELU125019-12 and ELU127059-12 issued to American Realty Capital Trust III, Inc., and American Realty Capital Trust IV, Inc., respectively (the “ARCT III/IV Insurance”): a. the AR Capital Parties will receive the first $2,270,887.52 of any such amounts, such that the amount of $2,270,887.52 to be received by the AR Capital Parties and the amount of $567,721.88 previously received by VEREIT, which together will comprise the first $2,838,609.40 paid out of the ARCT III/IV Insurance, will have been split between the Parties, with 80% going to the AR Capital Parties and 20% going to VEREIT; and b. the Parties will split all amounts received from the ARCT III/IV Insurance above and beyond this initial $2,838,609.40, with 80% of such amounts going to the AR Capital Parties and 20% of such amounts going to VEREIT. 42350.0020042350.00200 4

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 116 of 136 EXECUTION COPY 9. Conditions Precedent. In the event that either of the following two conditions: i. that the Court shall have finally approved settlement of the Class Action pursuant to Federal Rule of Civil Procedure 23, with such approval becoming final after exhaustion of any appeals or the time for such appeals having expired; or ii. that the courts shall have finally approved resolutions of the Derivative Actions pursuant to Federal Rule of Civil Procedure 23.1 or applicable state laws and procedures, or otherwise have dismissed the Derivative Actions, with such orders resolving the Derivative Actions becoming final after exhaustion of any appeals or the time for such appeals having expired; are not met and are no longer capable of being met, then the Settlement Agreement shall be null and void and of no force and effect in any respect except that the Parties will revert to the original positions that they were in before any amounts transferred in Paragraph 2 above or Paragraph 13 below. The Parties agree to use reasonable efforts to ensure that any exchange provides each Party with value equivalent to that it possessed at the time of execution of this Settlement Agreement, and that any disputes over value will be subject to binding arbitration before Layn Philips. 10. Releases; Unknown Claims. Upon the occurrence of all of the conditions precedent set forth in this Settlement Agreement (including those in Paragraph 9), the following releases shall automatically and irrevocably be deemed to be valid, in full force and effect, and binding on the Parties: a. AR Capital Parties Releases. The AR Capital Parties, on behalf of themselves and their descendants, successors, heirs, legatees, devisees or trusts or family limited partnerships created for the benefit of any of the foregoing, as well as on behalf of the AR Capital Parties’ parent and subsidiary entities, and any of the aforementioned parties’ directors, officers, employees, agents, attorneys, advisors, and the successors and assigns of each of the foregoing persons and entities (collectively, the “AR Capital Released Parties”) hereby fully, finally, and forever compromise, settle, release, resolve, relinquish, waive, and discharge VEREIT and VEREIT’s parent and subsidiary entities, and each of their respective current and former shareholders, directors, officers, employees, agents, auditors, accountants, attorneys, advisors and underwriters, and the successors and assigns of each of the foregoing persons and entities (collectively, the “VEREIT Released Parties”), from and against any and all claims, causes of action, liabilities, remedies, losses, or obligations of every nature and description, whether known or unknown, whether or not inchoate, whether arising under federal, state, common or foreign law, whether class or individual in nature that the AR Capital Released Parties have or might have against any of the VEREIT Released Parties, including, but not limited to, all rights, claims, or obligations arising under (i) the Conformed Articles of Amendment and Restatement for American Realty Capital Properties, Inc., (ii) the Bylaws of American Realty Capital Properties, Inc., (iii) the Third Amended and Restated Agreement of Limited Partnership of ARC Properties Operating Partnership, L.P., (iv) the indemnification agreements between VEREIT, on the one hand, and the individual AR Capital Parties, on the other hand, (v) the employment agreements between VEREIT, on the one hand, and the individual AR Capital Parties, on the other hand, (vi) the Amended and Restated 42350.0020042350.00200 5

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 117 of 136 EXECUTION COPY Management Agreement by and between American Realty Capital Properties, Inc. and ARC Properties Advisors, LLC, dated as of February 28, 2013 (the “Management Agreement”), (vii) the Acquisition and Capital Services Agreement by and between American Realty Capital Properties, Inc. and American Realty Capital II, LLC, dated as of September 6, 2011 (the “Services Agreement”), (viii) any successor, predecessor, or amended contracts, or any other contracts, agreements, or other legally operative documents, and (ix) Maryland, Delaware, or New York state law. Notwithstanding the foregoing, the AR Capital Released Parties do not release any rights to advancement or indemnification, whether under any prior written agreements with VEREIT including the foregoing (i) through (ix) or under applicable law, for any claims, demands, losses or proceedings that arise out of, are based upon, or relate to in any way the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Actions, including but not limited to any claims asserted or threatened to be asserted by an investor who elects not to participate in the settlement of the Class Action or is not a member of the settlement class, including but not limited to the claims asserted in the matters of Jet Capital Master Fund, L.P. v. American Realty Capital Properties, Inc., No. 15 Civ. 307 (S.D.N.Y.) and Lakewood Capital Partners, L.P. v. American Realty Capital Properties, Inc., Index No. 653676-2019 (N.Y. Sup. Ct.) (the Jet Capital and Lakewood actions, collectively, the “Opt-Out Actions”), and VEREIT will not seek any separate contribution from the AR Capital Released Parties in any future settlements of any such matters. Each of the AR Capital Parties represent and warrant that, as of the date of this Agreement, other than the Opt-Out Actions, they have not been sued in any action, and they are not aware of any threatened action or pending investigation that is unknown to VEREIT, that could give rise to advancement or indemnification under the prior sentence. For the avoidance of doubt, the AR Capital Parties agree not to seek indemnification or advancement for any action that relates predominantly to RCS Capital Corporation, including without limitation, the action captioned RCS Creditor Trust v. Schorsch et al., C.A. No. 2017-0178-SG (Del. Ch.). The Parties also agree that unless and until the AR Capital Parties obtain the release for VEREIT from the insurers that issued the Side A Policies as contemplated in Paragraph 6.a, the AR Capital Parties’ rights to indemnification (if any) for amounts paid out under the Side A Policies remain in full force and effect, including, but not limited to, any rights of subrogation granted to the insurers that issued the Side A Policies. The Parties further agree that no release in this clause or any other provision of this Settlement Agreement will limit the AR Capital Parties rights to enforce Paragraphs 12 and 13 of this Settlement Agreement. b. VEREIT Releases. VEREIT, on behalf of themselves and their parent and subsidiary entities, and the successors and assigns of each of the foregoing persons and entities (collectively, the “VEREIT Releasing Parties”) hereby fully, finally, and forever compromise, settle, release, resolve, relinquish, waive, and discharge the AR Capital Released Parties (as defined above) from and against any and all claims, causes of action, liabilities, remedies, losses, or obligations of every nature and description, whether known or unknown, whether or not inchoate, whether arising under federal, state, common or foreign law, whether class or individual in nature that the VEREIT Releasing Parties have or might have against any of the AR Capital Released Parties. For the avoidance of any doubt, pursuant to the foregoing VEREIT fully, finally and forever releases any rights, 42350.0020042350.00200 6

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 118 of 136 EXECUTION COPY remedies, claims or causes of action related to the Subject Shares, as defined in Paragraph 9 of the Schorsch Agreement, dated December 12, 2014. c. Unknown Claims. The Parties hereto acknowledge that there is a risk that subsequent to the execution of this Settlement Agreement, a Party may discover, incur, or suffer from claims which were unknown or unanticipated at the time this Settlement Agreement was executed, including, without limitation, unknown or unanticipated claims which, if known, may have materially affected a Party’s decision to execute this Settlement Agreement (the “Unknown Claims”). The Parties acknowledge that, subject to exceptions set forth in the above clauses of this paragraph, they are assuming the risk of such Unknown Claims. The Parties expressly waive the benefits of any law that preserves claims not known or suspected to exist in their favor which, if known or anticipated, would have materially affected the execution of this Settlement Agreement. The Parties hereby represent that they are not aware of any such Unknown Claims at this time, and the Parties agree that this representation is a material term of this release of Unknown Claims. d. Bar Order. VEREIT hereby agrees that, in connection with any resolution of the Class Action involving entry of a bar order under the Private Securities Litigation Reform Act or other applicable law, it will not seek any releases of claims against the AR Capital Releasing Parties that are broader in scope than the releases set forth in subsection (a) of this Paragraph. e. Survival. Anything else in this Settlement Agreement notwithstanding, the Parties do not release any Party from any claims related to the enforcement of this Settlement Agreement. 11. Covenant Not to Sue. The AR Capital Released Parties covenant and agree not to bring or maintain any claim against the VEREIT Releasing Parties that is released by Paragraph 10 of this Settlement Agreement. The VEREIT Releasing Parties covenant and agree not to bring or maintain any claim against the AR Capital Released Parties that is released by Paragraph 10 of this Settlement Agreement. 12. Fitracks. The Parties agree that they will continue to comply with the orders of the Delaware Court in the matter of Edward M. Weil v. VEREIT Operating Partnership, L.P., No. CA 02017-0613-JTL, regarding fees incurred by counsel to the AR Capital Parties, including any fees incurred through the date on which the conditions of Paragraph 9 of this Settlement Agreement are met, but only for fees incurred (i) in connection with the Actions until the date on which the conditions of Paragraph 9 of this Settlement Agreement are met, (ii) in connection with the Opt- Out Actions  until such time as resolution of the Opt-Out Actions is completed, and (iii) in connection with any newly filed action contemplated by the continuing indemnity set forth in Paragraph 10.a. 13. Sources Not Used to Fund Settlement. a. OP Units. With respect to any existing OP Units held by the AR Capital Released Parties not used by the AR Capital Parties to fund the AR Capital Settlement Amount (the “Remaining OP Units”), the Parties agree that VEREIT will redeem the 42350.0020042350.00200 7

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 119 of 136 EXECUTION COPY Remaining OP Units for cash or stock, at the election of VEREIT as set forth herein. For Remaining OP Units redeemed for cash, VEREIT will pay to the AR Capital Parties cash, at the per-unit value as determined by the formula provided in Paragraph 3, on the date of funding as described in Paragraph 1. For Remaining OP Units redeemed for common stock, VEREIT will take the steps necessary to convert the OP Units and issue the common stock to the AR Capital Parties on the later of (i) the date of funding as described in Paragraph 1 or (ii) the first business day following January 1, 2020. The Parties will cooperate to agree upon the necessary and appropriate documentation to effectuate any such redemption, including any redemption notice in accordance with the Limited Partnership Agreement of VEREIT Operating Partnership. b. Dividends/Distributions. VEREIT agrees that to the extent any dividends/distributions identified in Paragraph 2(iii) are not used by the AR Capital Parties to fund the AR Capital Settlement Amount (the “Remaining Dividends/Distributions”), such Remaining Dividends/Distributions will be paid to the AR Capital Parties on the date of funding as described in Paragraph 1. The value of the Remaining Dividends/Distributions is subject to upward adjustment for dividends/distributions on the Remaining OP Units based on any additional dividends/distributions declared by VEREIT to its common shareholders for which the record date occurs before the date of funding as described in Paragraph 1. c. Interest. VEREIT agrees that to the extent any interest is not used by the AR Capital Parties to fund the AR Capital Settlement Amount (the “Remaining Interest”), such Remaining Interest will be paid to the AR Capital Parties on the date of funding as described in Paragraph 1. d. No Defenses. VEREIT hereby waives any argument for avoiding compliance with the terms of this Paragraph 13 based on any claims or causes of actions that were or could have been asserted in the Actions, including but not limited to any claims for contribution, cross-claims, or claims that might have been brought by plaintiffs in the Derivative Actions. 14. Non-Disparagement. Neither VEREIT nor the AR Capital Parties shall (i) make any statement or comment which disparages, denigrates, impugns, or discredits any Party hereto, or its business skills, practices, procedures or policies, relations with past or present employees, or compliance or non-compliance with any laws or regulations, or (ii) act in any manner which is intended to or does damage to business or personal reputation of any Party hereto; provided, that nothing in clause (ii) shall limit any Party from conducting its business and affairs in the ordinary course even if such ordinary course activity has or may have an adverse effect on any Party. Nothing contained herein shall prohibit any Party from giving a truthful response to any duly served subpoena or discovery request in a pending litigation. In addition, nothing contained herein shall prohibit any Party from making truthful statements in connection with any litigation concerning the Side A Policies referred to in Paragraph 6 hereof, or in connection with any communications with any regulator or government agency, or to any court in connection with any matter, including the SEC Action. 42350.0020042350.00200 8

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 120 of 136 EXECUTION COPY 15. Requirement to Reach Agreement in the Actions. Notwithstanding any other provision in this Settlement Agreement, unless agreement is reached within 15 calendar days of the execution of this Settlement Agreement by all of the Parties to this Settlement Agreement on the one hand, with all of the plaintiffs in the Actions on the other hand, to resolve all of the Actions to the full satisfaction of all of the Parties to this Settlement Agreement, subject to agreement for extensions of this period in writing among the Parties, then this Settlement Agreement will be deemed terminated, will be null and void and will have no further force or effect. 16. Binding Effect. This Settlement Agreement, including the releases herein, shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, and assigns, and the other specified persons who are the beneficiaries of the releases. Notwithstanding the foregoing, the terms of this Settlement Agreement may be enforced solely by the Parties or any legal representative, successor, or assignee of any Party to this Settlement Agreement, including by such person on behalf of any released person or entity that is not a party to this Settlement Agreement. 17. Entire Agreement; Written Modifications Only. This Settlement Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matter described herein, and shall supersede any prior and contemporaneous undertakings of the Parties in connection therewith. No Party has made any representation or warranty to another Party concerning the subject matter of the Settlement Agreement, except as expressly set forth herein. This Settlement Agreement may not be altered, amended, or modified in any respect whatsoever, except by a writing duly executed by the Parties. This provision cannot be waived by subsequent parol agreement or any actions or conduct of the Parties. 18. Knowledge, Non-Reliance, and Assumption of Risk. Each Party acknowledges, represents and warrants that it has read the Settlement Agreement and has consulted with its attorneys concerning the terms, conditions, and consequences of the Settlement Agreement, and, based on that review, fully comprehends the legal and practical import of the Settlement Agreement. Each Party further acknowledges and represents that such Party is entering into the Settlement Agreement voluntarily and in reliance upon its respective judgment, belief, and knowledge of the Settlement Agreement, and on the advice of its own selected attorneys. 19. Severability. If any provision of this Settlement Agreement, other than Paragraphs 1 through 15, is determined by a final, non-appealable judgment of a court of competent jurisdiction to be illegal, invalid, or unenforceable, such determination shall not affect the balance of this Settlement Agreement, which shall remain in full force and effect as such illegal, invalid, or unenforceable provision shall be deemed severable. 20. Drafter. None of the Parties to this Settlement Agreement shall be considered to be the drafter of this Settlement Agreement or any of its provisions for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter. 21. Choice of Law; Binding Arbitration. This Settlement Agreement shall be governed by and construed, enforced, and performed in accordance with the law of the State of New York, without regard to any otherwise applicable rules relating to conflicts of laws. With 42350.0020042350.00200 9

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 121 of 136 EXECUTION COPY respect to any dispute between the Parties regarding, related to, or arising out of this Settlement Agreement, the Parties agree to submit to the exclusive jurisdiction of Judge Layn R. Phillips of Phillips ADR for binding arbitration. Any petition to confirm or vacate an award arising from such arbitration shall be brought in the United States District Court for the Southern District of New York, if it has or can acquire jurisdiction, or if it does not or cannot acquire jurisdiction, then the courts of the State of New York in New York County. 22. Prevailing Party Attorneys’ Fees. Should any Party institute any action or proceeding to enforce any provision of this Settlement Agreement or for damages by reason of any alleged breach of any provision of this Settlement Agreement, the prevailing Party shall be entitled to recover from the other Party all costs and expenses (including reasonable attorneys’ fees) incurred by such prevailing Party in connection with such action or proceeding. 23. Authority. Each person signing this Settlement Agreement hereby represents and warrants that she or he is authorized to sign this Settlement Agreement on behalf of the applicable Party or Parties listed below. 24. Headings. The headings set forth in this Settlement Agreement have been inserted for the convenience of reference only. Such headings shall not be considered a part of this Settlement Agreement, and neither shall they limit, modify, or affect in any way the meaning or interpretation of this Settlement Agreement. 25. Counterparts. This Settlement Agreement may be executed in counterparts and, as so executed, shall constitute one and the same agreement, and shall be binding on the Parties. A copy, PDF, or facsimile of a signature on this Settlement Agreement shall have the same force and effect as an original signature [Execution Pages Follow] 42350.0020042350.00200 10

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 122 of 136 EXECUTION COPY

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 123 of 136 EXECUTION COPY Edward M. Weil, Jr. Chief Executive Officer Edward M. Weil, Jr. Chief Executive Officer

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 124 of 136 EXHIBIT F 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 125 of 136 EXECUTION COPY 9/8/2019 SIDE LETTER TO SETTLEMENT AGREEMENT Reference is made to the Agreement Regarding Settlement, Contribution, and Release (the “Settlement Agreement”), executed on August 23, 2019, between and among the undersigned Parties. Capitalized terms used herein have the same meaning as provided in the Settlement Agreement. This side letter, dated September 8, 2019 (the “Side Letter”), is executed between and among the Parties to the Settlement Agreement. The Parties hereby agree as follows: 1. Class Action Payment. The Parties agree that VEREIT will be solely responsible for funding $31,972,934 of the $225,000,000 set forth in paragraph 2(a)(ii) of the memorandum of understanding with the plaintiffs in the Class Action (the “Class MOU”). 2. Derivative Actions. With respect to the Derivative Actions, the Parties agree, in addition to the applicable terms of the Settlement Agreement, that: a. the final release agreed to for the Derivative Action before the Court (Witchko) will be drafted to make clear that (i) the release includes all claims that were or could have been brought in any of the Derivative Actions and (ii) in the event that any Derivative Action is not resolved, VEREIT will provide advancement and indemnification to the AR Capital Parties to the fullest extent permitted under the Parties’ prior written agreements or applicable law; b. VEREIT will argue, in any Derivative Action that is not resolved, that the release described in Paragraph 2(a) should extinguish such Derivative Action; c. in the event any Derivative Action remains unresolved following Paragraphs 2(a) and 2(b), VEREIT will (i) enter into a separate settlement agreement to resolve any such Derivative Action based entirely on the AR Capital Parties’ prior payment of the AR Capital Settlement Amount and (ii) take the position in any such Derivative Action that no further contribution is required from the AR Capital Parties to resolve such Derivative Action; d. in the event any Derivative Action remains unresolved following Paragraphs 2(a), 2(b) and 2(c), VEREIT will take the position in any such Derivative Action that the AR Capital Settlement Amount must be credited as having been paid by the AR Capital Parties to any future resolution of such Derivative Action; e. in the event any Derivative Action remains unresolved following Paragraphs 2(a), 2(b), 2(c) and 2(d), and a final, non-appealable judgment is rendered against any one or more of the AR Capital Parties, which the AR Capital Parties are required to pay, then the AR Capital Parties shall be entitled to reimbursement of that portion of their previous contributions to the Settlement Fund necessary to fund such judgment up to a maximum amount of $225 million. For the avoidance of doubt, no such reimbursement will be required to the extent that the AR Capital Parties are reimbursed by VEREIT pursuant to some other agreement, right of indemnification or otherwise;

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 126 of 136 EXECUTION COPY 9/8/2019 f. the Settlement Agreement shall not terminate (and therefore, shall not be deemed to be null and void or of no force or effect) on account of the fact that resolution of any of the Derivative Actions, other than the Witchko Action, has not been finally approved by the court in which such action is pending and is not capable of being so approved. 3. Secondary Agreement. In the event that the Secondary Agreement, as defined in the memorandum of understanding for the Derivative Action before the Court (the “Derivative MOU”), is determined to be invalid and the circumstances set forth in Paragraph 9(d) of the Derivative MOU become operative, the Parties agree that in connection with any resolution of, or judgment in, any litigation between the ARC Parties and VEREIT, VEREIT will apply a credit to any amount owed by the ARC Parties as part of the litigation, whether by settlement or litigation, of $31,972,934, representing the value of the OP Units and associated dividends/distributions surrendered to VEREIT in connection with the settlement entered into by certain of the ARC Parties with the Securities and Exchange Commission in July 2019. 4. OP Unit Disposition. VEREIT represents that, for any OP Units surrendered by the AR Capital Parties to fund the AR Capital Settlement Amount under Paragraph 2 of the Settlement Agreement, VEREIT’s current intention is to cancel such OP Units at the time of funding as provided in Paragraph 1 of the Settlement Agreement. VEREIT agrees to use commercially reasonable efforts to effectuate its current intention as stated in this Paragraph. 5. OP Unit Dividends/Distributions. The Parties agree that, to the extent that the AR Capital Parties elect to fund the AR Capital Settlement Amount with dividends/distributions as described in Clause (iii) of Paragraph 2 of the Settlement Agreement, VEREIT shall treat such dividends/distributions as distributions with respect to the OP Units for U.S. federal income tax purposes and shall take no position inconsistent with such treatment. 6. Remaining OP Units. The Parties agree that at the time the AR Capital Parties provide notice to VEREIT of the OP Units to be used to fund the AR Capital Settlement Amount as provided in Paragraph 3 of the Settlement Agreement, the AR Capital Parties will provide notice of: (i) how many OP Units should be cancelled and used directly to fund the settlement (the “Cancelled OP Units”); and (ii) how many OP Units should be redeemed in exchange for the cash value as determined in Paragraph 3 of the Settlement Agreement (the “Redeemed OP Units”). The Redeemed OP Units cannot exceed 5 million units. No later than 10:00a.m. EST two (2) business days before the funding date as defined in Paragraph 2 of the Class MOU, the AR Capital Parties will specify (i) what portion of the Redeemed OP Units will be used to fund the AR Capital Settlement Amount and (ii) what portion of the Redeemed OP Units will not be used to fund the AR Capital Settlement Amount. No later than 10:00a.m. EST on the business day prior to the funding date as defined in Paragraph 2 of the Class MOU, VEREIT will (i) pay the cash value (as determined by Paragraph 3 of the Settlement Agreement) of the portion of the Redeemed OP Units used to fund the AR Capital Settlement Amount into an escrow account designated by counsel for the AR Capital Parties for use solely in connection with funding the AR Capital Settlement Amount and (ii) pay the cash value (as determined by Paragraph 3 of the Settlement Agreement) of the portion of the Redeemed OP Units not used to fund the AR Capital Settlement Amount directly to the AR Capital Parties as specified by their counsel. As long as the AR Capital Parties provide a FIRPTA Certificate as defined in, and in accordance with, Section 8.04(e) of the Third 2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 127 of 136 EXECUTION COPY 9/8/2019 Amended and Restated Agreement of Limited Partnership of VEREIT Operating Partnership, LP, VEREIT agrees that it will not withhold any portion of these amounts for U.S. federal, state or local income tax purposes, nor any portion of any amounts paid pursuant to Paragraph 13 of the Settlement Agreement for U.S. federal, state or local income tax purposes. The Parties agree that the total cash value of the Cancelled OP Units and the Redeemed OP Units will not exceed $200 million. Any OP Units not included as Cancelled OP Units or Redeemed OP Units will be treated as Remaining OP Units in accordance with Paragraph 13(a) of the Settlement Agreement. For all Remaining OP Units for which the AR Capital Parties elect to redeem on the date provided in Paragraph 3 of the Settlement Agreement other than the Redeemed OP Units: a. if VEREIT elects to redeem for cash, at its discretion, such redemption will be subject to the terms of Paragraph 13(a) of the Settlement Agreement; and b. if VEREIT elects to redeem for common stock, VEREIT will take the steps necessary to convert the Remaining OP Units and issue common stock to the AR Capital Parties by either, at the election of the AR Capital Parties, (i) the date of funding as defined in paragraph 1 of the Settlement Agreement or (ii) the first business day following January 1, 2020. The AR Capital Parties must provide notice of whether they choose option (i) or (ii) in this paragraph at the time they provide the notice required by paragraph 3 of the Settlement Agreement. 7. Retained OP Units. The Parties agree that the AR Capital Parties are not required to provide notice of redemption of all Remaining OP Units on the date provided in Paragraph 3 of the Settlement Agreement, and that the AR Capital Parties may retain possession of certain Remaining OP Units (the “Retained OP Units”). As to the Retained OP Units, the Parties agree: a. Upon receipt of written notice of a redemption of all or any portion of the Retained OP Units, VEREIT will redeem such Retained OP Units per the terms of Section 8.04(a) of VEREIT’s limited partnership agreement as it exists on the date of execution of this Side Letter; provided that, for any redemption made pursuant to this Paragraph, VEREIT hereby waives any and all rights under Paragraphs 8.04(b) and (d) of the VEREIT limited partnership agreement as it exists on the date of execution of this Side Letter, subject to any change required by law. b. VEREIT acknowledges that the releases provided by VEREIT to the AR Capital Parties in paragraph 10(b) of the Settlement Agreement include releases of any rights or claims to return of the Retained OP Units. VEREIT expressly waives any argument for avoiding compliance with this Paragraph of the Side Letter based on any claims or causes of action that were or could have been asserted in the Actions, including but not limited to any claims for contribution, cross-claims, or claims that might have been brought by plaintiffs in the Derivative Actions. c. To the extent legally permissible under U.S. federal income tax laws, VEREIT will continue to treat each of the AR Capital Parties that holds 3

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 128 of 136 EXECUTION COPY 9/8/2019 Retained OP Units as having a deficit restoration obligation under Section 5.06(d) of the Third Amended and Restated Agreement of Limited Partnership of VEREIT Operating Partnership, L.P. (the “LPA”) and a corresponding debt allocation at least equal to the amount of such deficit restoration obligation. VEREIT and the AR Capital Parties agree to work in good faith to execute within seven (7) days following the execution of this Side Letter, but in any event no later than one day prior to the date of funding under this Side Letter, a side letter (the “DRO Side Letter”) to increase the AR Capital Parties’ deficit restoration obligations under Section 5.06(d) of the LPA to an amount not to exceed $92,000,000. The Parties agree that the deficit restoration obligations under the DRO Side Letter are intended to comply with Treasury Regulations Section 1.704- 1(b)(2)(ii). 8. Interest on Class Settlement. The Parties agree that to the extent any obligation to pay interest under paragraph 2(a)(ii) of the memorandum of understanding entered into with the plaintiffs in the Class Action arises, that VEREIT will reimburse the AR Capital Parties for such interest obligation on (i) the $31,972,934 already deemed to be in VEREIT’s custody, and (ii) 50% of such obligation on the remaining $193,027,066, with such reimbursement provided to the AR Capital Parties no later than one (1) business day after such amounts come due. 9. Conflict with Class and Derivative Memoranda of Understanding. Contemporaneously herewith, the Parties are entering into the Class MOU and the Derivative MOU (collectively, the “MOUs”). The Parties agree that to the extent there is any conflict between the MOUs (or the further definitive agreements contemplated by the MOUs) and a provision of the Settlement Agreement that has not been modified by this Side Letter, the MOUs (or the further definitive agreements contemplated by the MOUs) shall control. 10. Requirement to Reach Agreement in the Actions. The Parties agree that Paragraph 15 of the Settlement Agreement, including its heading, shall be amended as follows: a. the word “Actions” is replaced with the phrase “the Class Action and the Witchko Action”; and b. the phrase “15 calendar days” is replaced with the phrase “20 calendar days”. 11. Written Modifications Only. The Parties agree that this Side Letter constitutes a written modification as permitted by Paragraph 17 of the Settlement Agreement. 12. Incorporation of Terms. The Parties agree to incorporate the terms of Paragraphs 16, and 18 through 25 of the Settlement Agreement into this Side Letter, and agree that those terms will apply as though they had been separately set out in this Side Letter. [Execution Pages Follow] 4

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Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19EXECUTIO PageN 130COP ofY 1369/8/2019 EXECUTED AND AGREED: VEREIT, INC. By: NICHOLAS S. SCHORSCH Title: VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, INC. SHELLEY SCHORSCH By: Title: AR CAPITAL, LLC PETER M. BUDKO By: Title: ARC PROPERTIES ADVISORS, LLC By: WILLIAM M. KAHANE Title: EDWARD M. WEIL

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 131 of 136 EXHIBIT G 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 132 of 136 SIDE LETTER AGREEMENT BETWEEN BRIAN BLOCK AND VEREIT, INC. September 7, 2019 This email reflects the terms on which Br1an Block and VEREIT have agreed to settle the class and derivative actions, consistent with the terms of the Derivative MOU and the Class MOU that are being entered into contemporaneously herewith: First, the releases are set forth in the Class MOU and Derivative MOU. Additionally, Brian has been released or will be released from any settled or pending opt-out actions, including Jet Capital and Lakewood. • Second, Brian agrees that, as part of a Global Settlement, he will surrender to VEREIT the 631,872 ARCP OP units that he claims to own (the "OP Units") and to relinquish to VEREIT his rights to the dividends allegedly due and payable on the aforementioned ARCP OP units in the amount of $1,369,577. The OP Units will be valued based on the average trading price of one share of VEREIT common stock on the flfth trading day after the agreement to settle the class action is publicly announced. • Third, Brian agrees that, as part of a Global Settlement, he will also pay to VERE IT cash sufficient to bring the value of the OP Units and cash to a total of $12.5 million. • Fourth, Brian agrees that, as part of a Global Settlement, he will release VEREIT from all claims that he has against VEREIT and its affiliates, including but not limited to his claims related to the accrued benefits that he alleges they have failed to pay to him - in particular approximately $20,000 in expense reimbursements and $1,400,000 in life insurance premium payments, payments that were specifically contemplated by ARCP in Brian's resignation letter. For your reference, we have excerpted the relevant passage of the resignation letter below: o I hereby confirm that beginning immediately I am not entitled to any payments or benefits of any kind from the Company, other than (a) any earned and unpaid Base Salary, expense reimbursements, and pay in lieu of any accrued but unused vacation, in each case, due and owing only up to and including October 27, 2014, and (b) other accrued and vested benefits due in accordance with the Company's retirement, pension or benefit plans (other than the Retention Award, the OPP Award and any other Equity Unit awards referenced in the Employment Agreement.) • Section 5(d)(iv) under the heading "BENEFITS," states in relevant part that "As soon as practicable after the Effective Date, the Company shall purchase an additional whole life policy on the life of the Executive in the amount of $7.5 million." In addition 1 on the - 1 - 4811-2652-6626v2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 133 of 136

night of October 28, 2014, Mr. Block had contemporaneous conversations with Nicholas Schorsch, David Kay, and Richard Silfen who confirmed that the life insurance policy was covered by this provision.

- *Fifth*, VEREIT agrees that following the date on which all parties sign the Memorandum of Understanding memorializing the terms of the Global Settlement ("MOU" "MOU Execution Date") VEREIT will promptly meet any advancement obligations for legal fees and expenses incurred by Brian on any date up to and including the MOU Execution Date ("Pre-MOU Fees and Expenses") consistent with past practice and procedures that VEREIT has employed until the MOU Execution Date for advancing fees. VEREIT agrees to surrender whatever rights it has to clawback any Pre-MOU Fees and Expenses and Block releases any claim to any amounts that were deducted by VEREIT for invoices already paid as of the MOU Execution Date. VEREIT agrees that it will continue to indemnify and advance funds sufficient to cover the legal fees and expenses incurred by Brian for services rendered after the MOU Execution Date ("Post-MOU Fees and Expenses") in connection with the pending criminal matter and the actions that are the subject of this Global Settlement, consistent with past practices and procedures, but VEREIT will maintain its rights to seek a claw back of the Post-MOU Fees and Expenses consistent with applicable law. Otherwise, Brian will release any further claims to indemnity or advancement.

- *Sixth*, Brian agrees to waive and release any claim of any kind whatsoever on any insurance policy that might be used to satisfy any or all of a settlement, judgment, or verdict in any action arising from or related to the subject matters at issue in the actions listed in Paragraph "*First*" above, including, but not limited to, the following excess difference in conditions insurance policies covering a policy period from February 7, 2014 through February 7, 2015: (i) Westchester Fire Insurance Company Policy No. G243714402002, (ii) STARR Policy No. SISIXFL21156814, (iii) RSUI Policy No. NHS655965, and (iv) AXIS Policy No. MNH779259/01/2014.

- *Finally*, VEREIT represents that it has not assigned, subrogated, or in any way transferred or encumbered any rights it has to pursue damages from Brian, including, but not limited to VEREIT's rights to seek a clawback of Pre-MOU Fees and Expenses and Post-MOU Fees and Expenses.

<u>EXECUTED AND AGREED</u>:

- 2 -

4811-2652-6626v2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 134 of 136 MILBANK LLP, on behalf ofVEREIT . 3 . 4811-2652-6626v2

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 135 of 136 EXHIBIT H 42350.00400

Case 1:15-cv-06043-AKH Document 287-1 Filed 10/02/19 Page 136 of 136 Notwithstanding Paragraph 12 of the Memorandum of Understanding among the parties to the Derivative Actions (Derivative Action MOU), Grant Thornton and VEREIT enter into this side agreement which contains the following additional terms, which are binding between the parties. The defined terms of the Derivative MOU shall have the same meaning here. The parties agree that: (1) After the execution of the Derivative Action MOU, VEREIT and its counsel will use commercially reasonable efforts to settle or otherwise terminate any Derivative Action naming Grant Thornton prior to the approval of the Derivative Settlement or the Secondary Agreement becoming effective as set forth in Paragraph 4 of the Derivative MOU. (2) VEREIT has had or will seek to have its Board of Directors exercise its reasonable business judgment to determine whether it is in the best interests of VEREIT to resolve claims asserted against Grant Thornton in any Derivative Action naming Grant Thornton on the terms as set forth in the Derivative MOU, given, among other things, the strength and weakness of VEREIT’s claims and defenses against Grant Thornton, the strength and weakness of the defenses and counterclaims of Grant Thornton, the value of finality of the matters arising from the events in question and the value of avoiding additional time and expense of continued litigation.